SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

SCANDIUM INTERNATIONAL MINING CORP.
(Name of Registrant as Specified In Its Charter)

________________________________________________________

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting of shareholders (the “Meeting”) of Scandium International Mining Corp. (the “Company”) will be held on Thursday, June 28, 2022, at 10:00 a.m. (Pacific Standard Time) for the following purposes:

1.	to receive the audited financial statements of the Company for its fiscal year ended December 31, 2021, and the report of the auditors thereon;

2.	to fix the number of directors at four (4);

3.	to elect directors of the Company for the ensuing year;

4.	to re-appoint Davidson & Company LLP, Chartered Professional Accountants, as auditors of the Company for the ensuing year, and to authorize the directors to fix the auditors’ remuneration;

5.	to approve all unallocated entitlements under the Company’s stock option plan; and

6.	to transact any other business which may properly come before the Meeting, or any adjournment thereof.

The Meeting will be deemed to be held at Suite at #1200 – 750 West Pender Street, Vancouver, British Columbia, Canada; however, the Meeting will be held by video conference only. You will not be able to attend the Meeting in person. Registered shareholders and validly appointed proxyholders may attend the Meeting by contacting Harry de Jonge at 702- 703-0178 to obtain a web link that will permit them to attend the Meeting by video conference.

The Board of Directors has fixed May 19, 2022, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

Accompanying this notice of Meeting is the Information Circular, a form of proxy (“Proxy”) or voting instruction form (“VIF”), and a request card for use by shareholders who wish to receive the Company’s interim and/or annual financial statements. The Information Circular includes more detailed information relating to the matters to be considered at the Meeting and forms part of this Notice.

This year, as part of our corporate social responsibility in response to COVID-19, and in order to mitigate potential risks to the health and safety of our shareholders, employees, communities and other stakeholders, the Company will not be permitting in person voting at the Meeting, and shareholders must vote by proxy in advance of the Meeting in order to have their votes counted. Registered shareholders who wish to have their vote counted at the Meeting must complete and deliver the accompanying form of proxy, or another suitable form of proxy in accordance with the instructions set out in the form of proxy and in the Information Circular.

Non-registered shareholders must follow the instructions set out in the form of Proxy or VIF to ensure that their shares will be voted at the Meeting. If you hold your shares in a brokerage account, you are not a registered shareholder.

If you have any questions about the procedures required to qualify to vote at the Meeting or about obtaining and depositing the required form of Proxy, you should contact Computershare Investor Services Inc. by telephone at 1-800-564-6253 (toll free in North America), by fax at 1-866-249-7775 or by e-mail at service@computershare.com.

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DATED at Vancouver, British Columbia, this 19th of May 2022.

ON BEHALF OF THE BOARD OF DIRECTORS

“Peter Evensen”

CEO

Please submit the accompanying Proxy or Voting Instruction Form well in advance of the voting deadline of 10:00 a.m. (PST) on June 24, 2022, or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time to which the Meeting may be adjourned or postponed. In person voting will not be permitted at the Meeting due to the COVID-19 pandemic. The accompanying Information Circular provides further information respecting proxies and the matters to be considered at the Meeting and is deemed to form part of this notice of Meeting.

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions. If you are a non-registered Shareholder and receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or by the other intermediary. Failure to do so may result in your shares not being eligible to be voted by proxy at the Meeting.

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PROXY STATEMENT AND INFORMATION CIRCULAR

AS AT May 19, 2022

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 28, 2022

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at May 19, 2022, one Canadian dollar was equal to approximately $0.78 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Scandium International Mining Corp., a British Columbia corporation (the “Company” or “SCY”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of SCY to be held at 10:00 a.m. (Pacific Standard Time) on Thursday, June 28, 2022, or at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about May 30, 2022.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation, therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our administrative offices are located at 1430 Greg Street, Suite 501, Sparks, Nevada, 89431.

In this Information Circular, references to “Common Shares” means common shares without par value in the capital of the Company. “Registered Shareholders” means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. “Non-Registered Shareholders” means Shareholders who do not hold Common Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

INTRODUCTION

In order to comply with measures imposed by the federal and provincial governments related to the COVID-19 pandemic, and to mitigate risks to the health and safety of our communities, Shareholders, and other stakeholders, unless we advise otherwise by way of news release, the Company is holding a virtual Meeting which will be conducted via video conference.Registered Shareholders and validly appointed proxyholders may contact Harry de Jonge at 702-703-0178 to obtain a web link that will permit them to attend the Meeting by video conference.

Due to the COVID-19 pandemic and issues related to the verification of Shareholder identity, in person voting will not be permitted at the Meeting.If you are a Registered Shareholder and wish to have your vote counted, you will be required to complete, date, sign and return, in the envelope provided for that purpose, the accompanying form of proxy (“Proxy”) for use at the Meeting or any adjournment thereof (or vote in one of the other manners described below).

If you are a Non-Registered Shareholder and have received this Notice of Meeting and accompanying materials through an Intermediary, please complete and return the voting instructions form provided to you in accordance with the instructions provided therein.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Information Circular and associated meeting materials unless their Intermediary assumes the costs of delivery.

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Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the “Proxy”) are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to submit your vote by proxy. Due to the COVID-19 pandemic and issues related to the verification of shareholder identity, in person voting will not be permitted at the Meeting. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders my vote their shares via the internet or by telephone as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)	executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)

delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)	each matter or group of matters identified therein for which a choice is not specified;

(ii)	any amendment to or variation of any matter identified therein;

(iii)	any other matter that properly comes before the Meeting; and

(iv)	exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter. Management is not currently aware of any other matters that could come before the Meeting.

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Given the fact that voting will only be permitted by proxy due to the COVID-19 pandemic, Management does not intend to allow new matters not contemplated in the Notice of Meeting to be considered at the Meeting.

Voting by Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc., in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Information Circular and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form, or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

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Voting by Proxy Generally

Proxies will not be accepted at the Meeting.All Proxies must be submitted to Computershare by 10:00 a.m. (Pacific Standard time) on June 24, 2022 (the “Proxy Deadline”). Registered shareholders and validly appointed proxyholders may attend the Meeting by contacting Harry de Jonge at 702-703-0178 to obtain a web link that will permit them to attend the Meeting by video conference.

As there will be no in person attendance or voting at the Meeting, votes received by the Proxy Deadline for each matter set out in the Notice will be tabulated in advance of the Meeting by Computershare and compiled in a Proxy report (the “Proxy Report”). The determination as to whether a particular matter has been approved, a particular individual has been appointed or a particular resolution has been passed will be made solely on the basis of the voting results set out in the Proxy Report. Since no in person voting will be permitted due to the COVID-19 pandemic and voting results respecting matters set out in the Notice will be determined solely on the basis of the voting results set out in the Proxy Report, no ballots will be permitted at the Meeting. All results will be determined by reference to the Proxy Report. Management of the Company will advise at the Meeting the voting results for each matter set out in the Proxy Report and Shareholders will be entitled to request a copy of the Proxy Report from Management after the Meeting.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to its articles, present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” fixing the number of directors at four (4), “FOR” the election of each of the nominees to the Board named in this Proxy Statement, “FOR” the appointment of Davidson & Company LLP, Chartered Professional Accountants, as independent auditors of the Company for the fiscal year ended December 31, 2021 and to authorize the directors to fix their remuneration. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On May 19, 2022 (the “Record Date”), there were 318,057,595 shares of common stock in the capital of the Company (“Common Stock”) issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

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To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control or direction over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares (1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Willem Duyvesteyn Reno, Nevada	18,362,204(3)	Sole voting and investment control	5.77%
	9,518,693(2)(3)	Shared voting and investment control	2.99%
Andrew Greig Teneriffe, QLD, Australia	22,965,956(4)	Sole voting and investment control	7.22%
Scandium Investments LLC Los Angeles, California	66,268,694(5)(6)(7)	Shared voting and investment control	20.84%
Peter Evensen Southport, Connecticut	66,268,694(5)(6)	Shared voting and investment control	20.84%
	3,961,176(6)	Sole voting and investment control	1.25%
R. Christian Evensen Reno, Nevada	66,268,694(5)(7)	Shared voting and investment control	20.84%
	400,000 (7)	Sole voting and investment control	0.13%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2)	9,518,693 of these common shares are registered in the name of Irene Duyvesteyn, and Mr. Duyvesteyn has voting and investment control over these common shares.
(3)	This figure does not include 4,200,000 common shares issuable pursuant to exercise of stock options.
(4)	This figure does not include 800,000 common shares issuable pursuant to exercise of stock options.
(5)	Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 common shares registered in the name of Scandium Investments LLC.
(6)	This figure does not include 2,200,000 common shares issuable to Peter Evensen pursuant to exercise of stock options.
(7)	This figure does not include 2,000,000 common shares issuable to R. Christian Evensen pursuant to exercise of stock options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

ELECTION OF DIRECTORS

The Board proposes to fix the number of directors of the Company at four (4) and that the following four nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: William Harris, James Rothwell, Peter Evensen and R. Christian Evensen.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board anticipates that the four nominees will be available to serve as directors of SCY, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

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THE BOARD RECOMMENDS A VOTE “FOR” FIXING THE TOTAL NUMBER OF DIRECTORS AT FOUR AND “FOR” THE ELECTION OF EACH OF THE FOUR NOMINEES.

As part of its ongoing review of corporate governance policies, on September 2, 2014, the Board adopted a policy providing that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the Board promptly following the shareholders’ meeting. The Board will consider the offer of resignation and will make a decision whether or not to accept it. In considering whether or not to accept the resignation, the Board will consider all factors deemed relevant by the members of the Board. The Board will be expected to accept the resignation except in situations where the considerations would warrant the applicable director continuing to serve on the Board. The Board will make its final decision and announce it in a press release within 90 days following the shareholders’ meeting. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board at which the resignation is considered.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns, or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised(1)	Principal Occupation(1)
William B. Harris(2)(3) Florida, USA Director(Chairman of the Board)	June 5, 2007	1,957,778(4)	Partner of Solo Management Group, LLC, an investment management and financial consulting company.
James R. Rothwell(2) Washington, USA Director	July 16, 2014	1,930,682(4)	Consultant to mining and metals industry companies.
Peter B. Evensen(3) Connecticut, USA Director and Chief Executive Officer	October 10, 2017	70,232,870(4)(5)	CEO of Evensen Enterprises LLC, a shipping management company and CEO and Board Member of General Ore International Corporation, a private shipping company.
R. Christian Evensen Nevada, USA Director and Chief Financial Officer	October 10, 2017	66,668,694(4)(5)	Managing Partner of Alpinista Investments, LLC.

(1)

The information as to principal occupation, business or employment and shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Unless otherwise stated, any nominees named above have held the principal occupation or employment indicated for at least five years.

(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)

These figures do not include the number of common shares issuable pursuant to exercise of stock options as follows; 1,900,000 shares issuable to William Harris, 2,065,000 shares issuable to James Rothwell, 1,800,000 shares issuable to Peter Evensen and 1,600,000 shares issuable to R. Christian Evensen.

(5)	Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 common shares registered in the name of Scandium Investments LLC.

William Harris has more than 35 years of experience in financial and executive management with public companies. Mr. Harris is also a board member of EnCore Energy Corp, and the former President and CEO of Hoechst Fibers Worldwide, the global acetate and polyester business of Hoechst AG. Mr. Harris holds a BA in English from Harvard College and an MBA in finance from Columbia University Graduate School of Business. Mr. Harris’ expertise and experience make him a valuable member of the Board.

James Rothwell has held numerous senior management roles and board positions in Canadian public mining companies, including Chairman of Shore Gold Inc. and Kensington Resources Ltd., Board Director for Motapa Diamonds Inc. and President, CEO and Director of Inca Pacific Resources and Dia Met Minerals Ltd. Prior to these Canadian company positions, he served for 27 years with Utah International and BHP in a number of business roles in the US, Canada, Brazil and Australia. With BHP, Mr. Rothwell’s operational experience included thermal coal, iron ore, coking coal, manganese, diamonds, and the leadership of the BHP Minerals marketing effort worldwide. He has served on minerals industry associations in Australia, the USA and Canada. Mr. Rothwell has a BA (Economics) and an MBA (Finance/Accounting) from Stanford University. Mr. Rothwell’s experience and his independence from management make him a valuable member of the Board.

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Peter Evensen is a consultant in the international shipping and offshore industry through Evensen Enterprises LLC, an entity he established after he retired as President and Chief Executive Officer of Teekay Corporation in January 2017 after joining Teekay in 2003 as Senior Vice President, Treasurer and Chief Financial Officer. Mr. Evensen has over 30 years of experience in banking and shipping finance. Prior to joining Teekay, Mr. Evensen was Managing Director and Head of Global Shipping at J.P. Morgan Securities Inc. and worked in other senior positions for its predecessor firms for over 20 years. His international industry experience includes positions in Vancouver, New York, London and Oslo. Mr. Evensen holds a B.A. in Economics and Political Science and attended the Tuck Advanced Management Program at Dartmouth. Mr. Evensen’s experience and his independence from management make him a valuable member of the Board.

R. Christian Evensen is the founding partner of Alpinista Investments, LLC. He has spent his career structuring and managing corporate, derivative and real estate investments and their underlying financing of these investments. Prior to the formation of Alpinista in 2020, Mr. Evensen was the founder of Flintridge Capital Investments in 2006. Prior to Flintridge, Mr. Evensen was a founder (in 1990) and Managing Partner of Canyon Capital Advisors LLC and Canyon Capital Realty Advisors LLC, both SEC registered investment advisors. He was also President of Canyon Partners Incorporated, a NASD broker-dealer. During the 1980s, Mr. Evensen was a Senior Vice President and Director of the Senior Debt and International Markets Groups in the High Yield Bond Department of Drexel Burnham Lambert. Prior to working for Drexel, Mr. Evensen was a Vice President of the Currency and Interest Rate Derivatives Group at Merrill Lynch. Mr. Evensen began his career at The Bank of New York and First Interstate Bank. Mr. Evensen holds a B.A. in Economics from Williams College. Mr. Evensen’s experience and his independence from management make him a valuable member of the Board.

Executive Officers

The following sets forth certain information regarding executive officers of the Company.

Name	Position with the Company	Age as of the Annual Meeting
John Thompson	Vice President, General Manager – Australia	74

John Thompson, Vice President, General Manager - Australia, joined the Company in May 2011. Mr. Thompson’s mining career spans 41 years in senior management roles with Utah Development Company, BHP (now BHP Billiton), Newcrest Mining and QGX Ltd., managing and developing mineral projects in Australia, New Zealand, Mongolia and the United States. He has held numerous other leadership roles in the mining industry, including four Mine/General Manager roles in coking coal, gold and titanium/iron sands operations and a General Manager position at Newcrest overseeing five operating gold businesses in Australia. Mr. Thompson has a Bachelor of Science degree in Mining and Petroleum Engineering from the University of Queensland and is a Fellow of the Australian Institute of Mining and Metallurgy.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity; or (f) any material proceedings in which such person is a party adverse to SCY or any of its subsidiaries or has a material interest adverse to SCY or any of its subsidiaries. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of SCY, any owner of record or beneficially of more than five percent of the Company’s Common Stock, or any associate of such director, executive officer, affiliate of SCY, or security holder.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of May 19, 2022, by:

(i)	each director of SCY;
(ii)	each of the Named Executive Officers of SCY; and
(iii)	all directors and executive officers as a group.

Except as noted below, SCY believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned [1]	Percentage of Shares Beneficially Owned [1]
William Harris	1,957,778	0.61%
James Rothwell	1,930,682	0.61%
Peter Evensen	70,229,870(2)	22.08%
R. Christian Evensen	400,000 (2)	0.13%
John Thompson	4,486,200	1.41%
All officers and directors (5) persons	79,004,530	24.84%

(1)

These amounts exclude beneficial ownership of securities not currently outstanding, but which are reserved for immediate issuance on exercise of stock options as follows; 1,900,000 shares issuable to William Harris, 2,065,000 shares issuable to James Rothwell, 2,200,000 issuable to Peter Evensen, 2,000,000 issuable to R. Christian Evensen, and 1,650,000 shares issuable to John Thompson.

(2)

Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 Common Shares registered in the name of Scandium Investments LLC. For the purposes of this table, these Common Shares have been allocated to Peter Evensen.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires SCY’s directors, executive officers and persons who own more than 10% of a registered class of SCY’s securities to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of SCY. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish SCY with copies of all Section 16(a) reports they file.

To SCY’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, SCY believes that during the year ended December 31, 2020, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Exchange Act.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of SCY as of the Record Date:

Name	Age	Position	Position Held Since
William Harris	75	Director Chairman	June 5, 2007 April 2, 2010
James Rothwell	73	Director	July 16, 2014
Peter Evensen	63	Director, Chief Executive Officer	October 10, 2017
R. Christian Evensen	65	Director, Chief Financial Officer	October 10, 2017
John Thompson	74	Vice President Project Development	March 8, 2011

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

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RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

Peter Evensen and R. Christian Evensen are brothers and they both serve as directors of SCY. Other than as disclosed herein, there are no family relationships among any of the existing directors or executive officers of SCY.

COMPENSATION COMMITTEE

The Company’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The role and philosophy of the compensation committee (“Compensation Committee”) is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s Chief Executive Officer and other executive officers, are aligned with the Company’s overall business objectives and with shareholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

The current members of the Compensation Committee are Peter Evensen and James Rothwell. William Harris is an independent director. James Rothwell is an independent director.

The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation Committee has been empowered to review the compensation levels of the executive officers of the Company and to report thereon to the Board; to review the strategic objectives of the stock option and other stock-based compensation plans of the Company and to set stock based compensation; and to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

Report on Executive Compensation

This report on executive compensation has been authorized by the Compensation Committee. The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the President and CEO. The Board also reviews the compensation of the Company’s senior executives. The Compensation Committee has not considered the implications of the risks associated with the Company’s compensation policies and practices.

The Compensation Committee makes the final determination on compensation for directors and senior executives of the Company. The Compensation Committee will take recommendations from the CEO as to what appropriate levels of compensation should be for senior executives. The Compensation Committee does not delegate the authority to determine compensation for directors and senior officers to other persons.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, qualified and effective executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	better aligning their interests with those of the Company’s shareholders.

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In compensating its senior management, the Company has employed a combination of base salary and equity participation through its stock option plan. The Company’s Named Executive Officers or NEOs, as that term is defined in Form 51- 102F6, and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The significant elements of compensation awarded to the Named Executive Officers (as defined below) are a cash salary and stock options. The Company does not presently have a long-term incentive plan for its Named Executive Officers. There is no policy or target regarding allocation between cash and non-cash elements of the Company’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above and makes recommendations to the Board concerning the individual components of their compensation.

Cash Salary

As a general rule, the Company seeks to offer its Named Executive Officers a compensation package that is in line with that offered by other companies in our industry, and as an immediate means of rewarding the Named Executive Officers for efforts expended on behalf of the Company.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s stock option plan. Stock options are granted to senior executives taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest on terms established by the Board.

Perquisites and Other Personal Benefits

The Company’s Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to the Company’s other employees.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company’s president, chief executive officer, chief financial officer, and the two other most highly compensated officers (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Putnam, President,CEO and Director (2)	2021	$200,000	$Nil	$Nil	$68,672	$Nil	$Nil	$Nil	$268,672
	2020	$200,000	$Nil	$Nil	$162,865	$Nil	$Nil	$Nil	$362,865
	2019	$200,000	$Nil	$Nil	$39,263	$Nil	$Nil	$Nil	$239,263
Edward Dickinson,CFO(3)	2021	$90,000	$Nil	$Nil	$39,241	$Nil	$Nil	$Nil	$129,241
	2020	$90,000	$Nil	$Nil	$54,218	$Nil	$Nil	$Nil	$144,2185
	2019	$90,000	$Nil	$Nil	$15,705	$Nil	$Nil	$Nil	$105,705

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John Thompson, V.P. General Manager, Australia	2021	$67,462	$Nil	$Nil	$29,432	$Nil	$Nil	$Nil	$96,894
	2020	$62,658	$Nil	$Nil	$48,170	$Nil	$Nil	$Nil	$110,829
	2019	$62,638	$Nil	$Nil	$11,779	$Nil	$Nil	$Nil	$74,417
Willem Duyvesteyn, CTO and Director (4)	2021	$102,000	$Nil	$Nil	$161,871	$Nil	$Nil	$Nil	$263,8713
	2020	$102,000	$Nil	$Nil	$80,743	$Nil	$Nil	$Nil	$182,743
	2019	$102,000	$Nil	$Nil	$31,410	$Nil	$Nil	$Nil	$133,410

(1)

The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 6 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021.

(2)	George Putnam resigned as the President, Chief Executive Officer and a director of the Company on April 18, 2022.
(3)	Edward Dickinson resigned as the Chief Financial Officer of the Company on April 18, 2022.
(4)	Willem Duyvesteyn resigned as the Chief Technology Officer and a director of the Company on April 13, 2022.

DIRECTOR COMPENSATION

No cash compensation was paid to any director of the Company for the director’s services as a director during the financial year ended December 31, 2021, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the Toronto Stock Exchange (“TSX”). During the most recently completed financial year, no incentive stock options were granted to directors, including directors who are Named Executive Officers.

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

During the Company’s fiscal year ended December 31, 2021, four directors exercised a total of 1,335,000 options to purchase common shares.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option expiration date	Value of Unexercised in-the money options (US$) (1)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
William Harris	400,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
William Harris	400,000	$0.225	Jan. 19, 2023	$Nil
	500,000	$0.15	May 9, 2024	$Nil
	500,000	$0.14	Nov. 13, 2025	$Nil
	500,000	$0.18	May 5, 2026	$Nil
Willem Duyvesteyn(3)	500,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
	500,000	$0.225	Jan. 19, 2023	$Nil
	400,000	$0.15	May 9, 2024	$Nil
	1,000,000	$0.065	Mar. 29, 2025	$58,500
	700,000	$0.14	Nov. 13, 2025	$Nil
	1,650,000	$0.18	May 5, 2026	$Nil

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	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option expiration date	Value of Unexercised in-the money options (US$) (1)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
George Putnam (4)	800,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
	1,000,000	$0.225	Jan 19, 2023	$Nil
	250,000	$0.15	May 9, 2024	$Nil
	3,000,000	$0.065	Mar 25, 2025	$175,500
	1,000,000	$0.14	Nov. 13, 2025	$Nil
	700,000	$0.18	May 5, 2026	$Nil
Warren Davis (5)	400,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
	400,000	$0.225	Jan. 19, 2023	$Nil
	400,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.24	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
James Rothwell	500,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
	500,000	$0.225	Jan. 19, 2023	$Nil
	365,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
Peter Evensen	500,000	$0.225	Jan. 19, 2023	$Nil	N/A	N/A
	500,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
Christian Evensen	400,000	$0.225	Jan. 19, 2023	$Nil	N/A	N/A
	400,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil

(1)

“Value of unexercised in-the-money options” is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e., loss or gain) that will actually be realized by the directors.

(2)	“In-the-money options” means the excess of the market value of the Company’s shares on December 31, 2021, over the exercise price of the options.
(3)	Willem Duyvesteyn resigned as the Chief Technology Officer and a director of the Company on April 13, 2022.
(4)	George Putnam resigned as the President, Chief Executive Officer and a director of the Company on April 18, 2022.
(5)	Warren Davis resigned as a director of the Company on April 12, 2022.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2021, with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders	34,615,000	$0.18	12,958,639
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	34,615,000	$0.18	12,958,639

TERMINATION AND CHANGE OF CONTROL BENEFITS

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers’ responsibilities:

George Putnam - the Company entered into a letter agreement effective May 1, 2010, with George Putnam, pursuant to which Mr. Putnam agreed to act as President and CEO of the Company. Mr. Putnam receives a base salary of $200,000 per year. The Compensation Committee has discretion to award an annual bonus and will review Mr. Putnam’s base salary on an annual basis. Mr. Putnam received an initial grant of 2,000,000 stock options, 25% of which vested immediately, and the remainder of which vested in three equal installments every six months thereafter. Mr. Putnam is entitled to termination payments in the amount of six months’ base salary if he is terminated without cause in his first year of employment, and six months’ base salary plus one month salary for each year of full service to a maximum of twenty-four months, if terminated after the first year of employment. If Mr. Putnam is terminated pursuant to a change in control, he is entitled to a termination payment equivalent to three times his base salary. Mr. Putnam resigned as the President, Chief Executive Officer and a director of the Company on April 18, 2022.

Edward Dickinson – the Company entered into a letter agreement effective September 1, 2011, with Edward Dickinson, pursuant to which Mr. Dickinson agreed to act as chief financial officer of the Company and its subsidiaries. Mr. Dickinson receives a base salary of $75,000 per year, reflecting a 50%-time commitment to the Company. If the job content and demands exceed a 50%-time commitment, then the Company may consider expanding Mr. Dickinson’s role and adjusting this compensation accordingly to reflect additional time and work commitment. Mr. Dickinson received an initial grant of 300,000 stock options, 20% of which vested immediately, and the remainder of which vested in four equal instalments every six months thereafter. Mr. Dickinson is entitled to participate in the Company’s stock option plan. If Mr. Dickinson is terminated pursuant to a change in control, he is entitled to a termination payment equal to one year’s base salary. Mr. Dickinson resigned as the Chief Financial Officer of the Company on April 18, 2022.

John D. Thompson – the Company entered into a letter agreement effective February 8, 2011, with John D. Thompson, pursuant to which Mr. Thompson agreed to act as VP, Project Development of the Company and its subsidiaries. Mr. Thompson receives a base salary of A$90,000 per year, reflecting his support to the Company on a 50% basis. If the position and job requirements expand to a full-time commitment, the Company may discuss with Mr. Thompson on appropriate compensation changes. Mr. Thompson received an initial grant of 500,000 stock options exercisable for a term of 5 years, 20% which vested immediately, and the remainder of which vested in four equal instalments every six months thereafter. Mr. Thompson is entitled to a termination payment equal to six months’ base salary plus one additional month of salary for each full year of services, to a maximum of twenty-four months. If Mr. Thompson is terminated pursuant to a change of control, he is entitled to a termination payment equal to two times his base salary.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered into any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a)	resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;
(b)	a change of control of the Company or one of its subsidiaries; or
(c)	a change in the director, officer or employee’s responsibilities following a change of control of the Company.

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BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2021, the Board held four directors’ meetings. All other matters which required Board approval were consented to in writing by all of the Company’s directors.

The Board has established an Audit Committee and a Compensation Committee. The Board has no standing nominating committee. Each of the Audit Committee and the Compensation Committee is responsible to the full Board. The functions performed by these committees are summarized below:

Audit Committee. The Board has an Audit Committee composed of two directors, William Harris (Chair), and James Rothwell. All members of the Audit Committee are “independent” and “financially literate” in accordance with Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company’s financial presentation in the areas of audit risk and Canadian generally accepted accounting principles. Specifically, the audit committee has:

(a)	reviewed and discussed the audited financial statements with management;
(b)	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and
(c)

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

A copy of the text of the Company’s audit committee charter can be found on the Company’s website at www.scandiummining.com.

Based on the foregoing review and discussions, the audit committee recommended to the Board that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC.

Submitted by the Audit Committee.

William Harris, Chair

James Rothwell, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of SCY’s officers, reviews and administers SCY’s stock option plan and makes recommendations to the Board regarding such matters. The members of the Compensation Committee are William Harris, and Peter Evensen. William Harris is an independent director. Peter Evensen is relying on a temporary exemption from the requirement to be an independent member of the Compensation Committee. The direct or indirect “material relationship” between Peter Evensen and the Company is based solely on his shared voting and investment control of over more than 10% of the Company’s common shares. The Board determined in its reasonable judgement that (i) Peter Evensen is able to exercise the impartial judgement necessary for Mr. Evensen to fulfill his responsibilities as a Compensation Committee member, and (ii) the appointment of Mr. Evensen is required by the best interests of the Company and its shareholders of the Company. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found on the Company’s website at www.scandiumminingcom.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board. The Board is of the view that the present management structure does not warrant the appointment of a Nominating Committee.

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In its deliberations for selecting candidates for nominees as director, the Board considers the candidate’s knowledge of the mineral exploration industry and involvement in community, business and civic affairs. Any nominee for director made by the Board must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Board solicits its current Board for names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the candidate the Board believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of SCY. Additionally, the Board annually reviews the Board’s size, structure, composition and functioning, to ensure an appropriate blend and balance of diverse skills and experience.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

REPORT OF CORPORATE GOVERNANCE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for non-venture issuers as set out in National Instrument 58-101 (the “Policy”). The Policy addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The Company’s approach to corporate governance in the context of the specific issues outlined in Form 58-101F1 is set out below.

Board of Directors

The Board currently consists of four directors, and it is proposed that all four be nominated at the Meeting. Of the four proposed directors, one half of individuals qualify as independent directors. A director is independent if he or she has no direct or indirect “material relationship” with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment. The following table outlines the Company’s independent and non-independent directors, and the basis for a determination that a director is non-independent:

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Name of Director	Independent/Non-Independent	Reason
William Harris	Independent	Chairman of the Company
James Rothwell	Independent
Peter Evensen	Non-Independent	Shared voting and investment control over more than 10% of the Company’s Common Shares (1)
R. Christian Evensen	Non-Independent	Shared voting and investment control over more than 10% of the Company’s Common Shares (1)

(1)	Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 Common Shares registered in the name of Scandium Investments LLC.

William Harris, an independent director, is the Chairman of the Board. Mr. Harris’ primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

The Board holds meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Company from time to time. During the fiscal year ended December 31, 2020, the Board held four meetings. In addition to the business conducted at such meetings, various other matters were approved by written resolution signed by all members of the Board.

The attendance record for each director of the Company during the fiscal year ended December 31, 2021, was as follows:

Name of Director	Meetings Attended
George Putnam	4 of 4
William Harris	4 of 4
Barry Davies (Resigned August 2020)	0 of 3
James Rothwell	4 of 4
Willem Duyvesteyn	4 of 4
Warren Davis	4 of 4
Peter Evensen	4 of 4
R. Christian Evensen	4 of 4

The attendance record for each member of the Audit Committee during the fiscal year ended December 31, 2021, was as follows:

Name of Director	Meetings Attended
William Harris	4 of 4
Warren Davis	4 of 4
James Rothwell	4 of 4

The attendance record for each member of the Compensation Committee during the fiscal year ended December 31, 2021, was as follows:

Name of Director	Meetings Attended
William Harris	1 of 1
Warren Davis	1 of 1
Peter Evensen	1 of 1

The Board’s policy is to hold independent directors’ meetings as deemed necessary. At these independent directors’ meetings, non-independent and members of management are not in attendance. During the fiscal year ended December 31, 2021, the independent directors held no meetings.

The Board does not have a policy regarding a Board members’ attendance at annual meetings of shareholders. One director attended the Company’s 2021 annual meeting of shareholders.

19

Certain directors of the Company are also presently directors of other issuers that are reporting issuers in Canada or elsewhere. Information as to such other directorships is set out below:

Name of Director	Reporting Issuers
William Harris	enCore Energy Corp.
James Rothwell	None
Peter Evensen	None
R. Christian Evensen	None

Board Mandate

The Board has not adopted a written mandate but understands that its role is to (i) assume responsibility for the overall stewardship and development of the Company and monitoring of its business decisions, (ii) identify the principal risks and opportunities of the Company’s business and ensuring the implementation of appropriate systems to manage these risks, (iii) ethically manage the Company and perform succession planning, including appointing, training and monitoring of senior management and directors, (iv) implement a communication policy for the Company, and (v) ensure the integrity of the Company’s internal financial controls and management information systems.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has reviewed the Company’s current Board leadership structure. Peter Evensen has been the Company’s Chief Executive Officer since April 2022, while William Harris has been the Company’s Chairman of the Board since April 2010. In light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, the Board believes that the current leadership structure is appropriate. Mr. Evensen and Mr. Harris bring complimentary attributes to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations.

The Company does not have a lead independent director. Given the size of the Board, the Board believes that the presence of two independent directors out of the four directors currently on the Board, is sufficient independent oversight of the Chairman of the Board and Chief Executive Officer. The independent directors work well together in the current Board structure and the Board does not believe that selecting a lead independent director would add significant benefits to the Board oversight role.

Board Term Limits

The Company has not adopted term limits for the directors on the Board or other mechanisms of board renewal because the Company believes that the imposition of term limits for its directors may lead to the exclusion of potentially valuable members of the Board. While there is a benefit to adding new perspectives to the Board from time to time, there are also benefits to having continuity and directors having in-depth knowledge of the Company’s business. The Board considers, among other factors, skills, experience, and tenure when identifying potential director nominees.

Gender Diversity

The Company has not adopted a written policy relating to the identification and nomination of women directors and the Company has not adopted a target regarding the representation of women on the Board or in executive officer positions. The Board identifies, evaluates and recommends candidates to become members of the Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial and other specialized experience, while taking diversity into account. The consideration of the level of representation of women on the Board and in executive officer positions is one factor among many that plays a role in the Board’s decision-making process. As at the date hereof, there are no female directors on the Board or serving as executive officers of the Company.

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Board’s Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company. Management is charged with the day-to-day management of the risks the Company faces. However, the Board, directly and indirectly through its committees, is actively involved in the oversight of the Company’s risk management policies. The Board is charged with overseeing enterprise risk management, generally, and with reviewing and discussing with management the Company’s major risk exposure (whether financial, operating or otherwise) and the steps management has taken to monitor, control and manage these exposures. Additionally, the Compensation Committee oversees the Company’s compensation policies generally, in part to determine whether or not they create risks that are reasonably likely to have a material adverse effect on the Company.

Position Descriptions

To date, the Board has not adopted written position descriptions for the Chairman, the chair of each Committee of the Board, or of the CEO. Currently, William Harris serves as the independent Chairman of the Board. The prime responsibility of the Chairman of the Board is to provide leadership to the Board and to enhance Board effectiveness.

Orientation and Continuing Education

When new directors are appointed, they receive orientation on the Company’s business, current projects and industry and on the responsibilities of directors. With respect to continuing education, Board meetings may include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

Ethical Business Conduct

The Board has adopted a written code of conduct applicable to officers and directors of the Company, entitled “Code of Ethics, Trading Restrictions and Whistleblowing”. A copy of this code of conduct is available on SEDAR at www.sedar.com.

Other than adoption of the code of conduct, the Board does not take any formal measures to encourage and promote a culture of ethical business conduct. The Board is of the view that that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law, together with the corporate statutory restrictions on an individual director’s participation in decisions of the Board in which the director has an interest, are sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Nomination of Directors

The Board annually evaluates the size of the Board and persons as nominees for the position of director of the Company. The Board’s process for nomination of candidates has been an informal process to date but one in which the entire Board is involved. The Board itself reviews candidates for the Board and its executive officers and reviews succession planning on a regular basis.

Compensation

The Board has established a Compensation Committee, comprised of William Harris and James Rothwell. William Harris is an independent director. James Rothwell is an independent director.

Other Board Committees

The Board has no committees other than the Compensation Committee and the Audit Committee.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness.

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Shareholder Communications

The Company values the views of its shareholders (current and future shareholders, employees and others). Any shareholder who wishes to communicate with the Board may do so in writing, by telephone or fax or by email to the Company as follows:

1390 Ione Pass Trail, Reno, Nevada 89523

Tel: (775) 355-9500

Fax: (775) 355-9506

Email: harry.dejonge@scandiummining.com

AUDIT COMMITTEE

Pursuant to National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the Board in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities, the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the company’s Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company has adopted an Audit Committee Charter, a copy of which can be found on the Company’s website at www.scandiummining.com.

Composition of the Audit Committee

The Committee is comprised of William Harris, and James Rothwell. All of the Audit Committee members are considered to be financially literate in that each Committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

Relevant Education and Experience

William Harris holds a BA in English from Harvard College and an MBA in finance from Columbia University Graduate School of Business. Mr. Harris currently serves as a board member of EnCore Energy Corp. Mr. Harris has more than 35 years of experience in financial and executive management with public companies and has an understanding of the accounting principles used by the Company to prepare its financial statements.

James Rothwell holds a BA in Economics and an MBA in finance/accounting from Stanford University. Mr. Rothwell has held numerous senior management roles and board positions in Canadian public mining companies, including Chairman of Shore Gold Inc. and Kensington Resources Ltd., director for Motapa Diamonds Inc. and President, CEO and Director of Inca Pacific Resources and Dia Met Minerals Ltd. Mr. Rothwell has an understanding of the accounting principles used by the Company to prepare its financial statements.

Audit Committee Financial Expert

William Harris is the Chair and the “financial expert” of the Audit Committee. Mr. Harris is an independent director.

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Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

The Company has not relied on the exemptions contained in sections 2.4, 3.2, 3.3(2), 3.4, 3.5, 3.6, 3.8 or Part 8 of NI 52-

110.

Pre-Approval Policies and Procedures

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

The fees for services provided by Davidson & Company LLP, Chartered Professional Accountants, to us in each of the fiscal years ended December 31, 2020, and 2021 were as follows:

Fees	2021	2020
Audit Fees	$38,555	$36,204
Audit Related Fees	$Nil	$Nil
Tax Fees	$4,491	$4,165
All Other Fees	$470	$442
Total	$43,516	$40,811

(1)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company LLP (“Davidson”), Chartered Professional Accountants, was appointed as SCY’s independent auditors in January 2008. Davidson served as SCY’s independent auditors for the fiscal year ended December 31, 2021, and has been appointed by the Board to continue as SCY’s independent auditor for the fiscal year ending December 31, 2022, and until the next annual general meeting of shareholders.

Representatives of Davidson are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

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Although the appointment of Davidson is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders approve the appointment of the independent auditors for the fiscal year ending December 31, 2022. In the event a majority of the votes cast at the Meeting are not voted in favor of appointment, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2022.

Section 10A(i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED PROFESSIONAL ACCOUNTANTS AS SCY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022, AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

PROPOSAL 3

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act require that we provide our shareholders the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our Named Executive Officers (as defined in SEC rules) as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

The Company seeks to provide our executives with appropriate incentives to drive the success of our business. We strive to design programs that are performance-based and that encourage executives to further the overall business strategy of the company. We provide compensation that is competitive to retain high-quality executives to produce successful results for shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We believe that the Company’s Named Executive Officer compensation programs have been effective at appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

The vote on this resolution is advisory and therefore not binding on the Company, the Compensation Committee or the Board. Although the vote is non-binding, the Compensation Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation programs.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION AWARDED BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE DISCLOSURES IN THIS PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 4

FREQUENCY OF ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also require that shareholders of the Company have the opportunity, at least once every six years, to vote on how frequently they would like an advisory vote on the compensation of our Named Executive Officers to be held. This non-binding, advisory vote provides shareholders the opportunity to indicate whether they prefer an advisory vote on Named Executive Officers compensation once every one (1), two (2), or three years (3) (or to abstain from voting).

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The Board believes that shareholders should consider our executive compensation, together with our corresponding long- term results, once every three (3) years, as that will promote stability and is consistent with the long-term approach the Board takes in overseeing the business and management of our Company and prevents long-term objectives from being undermined by short term issues in the marketplace. In addition, a three-year cycle will allow the Board and the Compensation Committee sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any changes to the Company’s executive compensation program.

Because the vote is advisory and not binding on the Board, it may decide that it is in the best interests of our Company and its shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

If a quorum is present at the meeting, the frequency of vote option (one (1), two (2), or three years (3)) receiving the highest number of votes will be adopted. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL OF THREE YEARS AS THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS

SCY knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card, or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

The deadline has passed for any proposal that a Shareholder wished to be considered for inclusion in our proxy statement and management proxy circular for our 2022 annual meeting of shareholders as it must have been mailed to the Company by December 1, 2021. Any shareholder proposal received after this date will be considered untimely.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2023 Meeting of Shareholders, including director nominees, must be received by the Secretary of SCY by December 1, 2022, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the Business Corporations Act(British Columbia). After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF SCY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021, ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS SCHEDULE “A”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SCANDIUM INTERNATIONAL MINING CORP. AT 1390 IONE PASS TRAIL, RENO, NEVADA 89523.

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ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 19th day of May 2022.

BY ORDER OF THE BOARD OF DIRECTORS

“Peter Evensen”

Peter Evensen

CEO

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APPENDIX “A”

FORM 10-K

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2021

☐     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________________ to ______________________

000-54416

(Commission File Number)

Scandium International Mining Corp.
(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	98-1009717
(State or other Jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1430 Greg Street, Suite 501 Sparks, Nevada	89431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (775) 355-9500

Securities registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Shares without par value

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐     No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐     No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non- accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act (Check one):

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-Accelerated Filer	☐	Smaller Reporting Company	☒
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐     No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter: $71,161,334 as at June 30, 2021.

Indicate the number of shares outstanding of each of the registrant’s classes of common equity, as of the latest practicable date: 317,157,595 common shares as at March 11, 2022.

DOCUMENTS INCORPORATED BY REFERENCE

Portions of the registrant’s Proxy Statement for the Annual Meeting of Stockholders are incorporated by reference into Part III of this Form 10-K, which Proxy Statement is to be filed within 120 days after the end of the registrant’s fiscal year ended December 31, 2021.

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PART I

Note about Forward-Looking Statements

Certain statements contained in this annual report on Form 10-K and the documents incorporated by reference herein constitute “forward-looking statements.” Forward-looking statements may include, but are not limited to, statements with respect to the future price of commodities, the estimation of mineral resources, the realization of mineral resource estimates, the timing and amount of estimated future production, costs of production, capital expenditures, costs and timing of the development of new deposits, success of exploration activities, our ability to fund property acquisition costs, our ability to reach targeted time frames for establishing feasibility, permitting time lines, currency fluctuations, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses, title disputes or claims, our ability to raise funds necessary for ongoing and planned expenditures and operations, and regulatory approvals. In certain cases, forward-looking statements can be identified by the use of words such as “plans,” “expects” or “does not expect,” “is expected,” “scheduled,” “estimates,” “intends, “anticipates” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would” or “will be taken,” “occur” or “be achieved.” Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors may include, among others, risks related to our joint venture operations; actual results of current exploration activities or production technologies that we are currently testing; actual results of reclamation activities; future metal prices; accidents, labour disputes and other risks of the mining industry; delays in obtaining governmental or regulatory approvals or financing or in the completion of development activities, as well as those factors discussed in the section entitled “Risk Factors” and elsewhere in this Form 10-K. Although we have attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward- looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward- looking statements.

Glossary of Terms

“Company,” “SCY,” “we,” “us,” “our” and similar words of similar meaning refer to Scandium International Mining Corp.

$, A$, C$	mean respectively, United States dollars, Australian dollars and Canadian dollars.

Alteration	Usually referring to chemical reactions in a rock mass resulting from the passage of hydrothermal fluids.

Assay	An analysis to determine the presence, absence or quantity of one or more components, elements or minerals.

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Core	The long cylindrical piece of a rock, up to several inches in diameter, brought to the surface by Diamond drilling.

Diamond drilling

A drilling method in which the cutting is done by abrasion using diamonds embedded in a matrix rather than by percussion. The drill cuts a core of rock, which is recovered in long cylindrical sections.

Fractures	Breaks in a rock, usually due to intensive folding or faulting.

Grade	The concentration of a valuable mineral within an Ore.

Hydrothermal	Hot fluids, usually water, which may or may not carry metals and other compounds in solution to the site of mineral deposition or wall rock alteration.

Igneous	A rock formed by the cooling of molten silicate material.

Intrusion	A general term for a body of igneous rock formed below the surface of the earth.

Kg	Kilogram which is equivalent to approximately 2.20 pounds.

Km	Kilometer which is equivalent to approximately 0.62 miles.

Mineralization	A term used to describe the presence of minerals of possible economic value. Also used to describe the process by which concentration of economic minerals occurs.

Net Smelter Returns Royalty	A share of the net revenues generated from the sale of metal produced by a mine.

NI 43-101

National Instrument 43-101 – Standards for Disclosure of Mineral Projects, being the regulation adopted by Canadian securities regulators that governs the public disclosure of technical and scientific information concerning a mineral property.

Ore	A naturally occurring solid material from which a metal or valuable mineral can be profitably extracted.

Outcrop	An exposure of rock at the earth’s surface.

ppm	Parts per million.

Pyrite	Iron sulphide mineral. The most common and abundant sulphide mineral and often found in association with copper and gold.

Qualified Person

Means a Qualified Person as defined in National Instrument 43-101, including an engineer or geoscientist in good standing with their professional association, with at least five years of relevant experience.

Quartz	The second most common rock forming mineral in the earth’s crust. SiO2

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Resource	Means any of a measured, indicated or inferred resource as used in NI 43-101, and having the following meanings:

“measured resource” is that part of a Mineral Resource for which quantity, grade or quality, densities, shape, and physical characteristics are so well established that they can be estimated with confidence sufficient to allow the appropriate application of technical and economic parameters, to support production planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration, sampling and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough to confirm both geological and grade continuity.

“indicated resource” is that part of a Mineral Resource for which quantity, grade or quality, densities, shape and physical characteristics, can be estimated with a level of confidence sufficient to allow the appropriate application of technical and economic parameters, to support mine planning and evaluation of the economic viability of the deposit. The estimate is based on detailed and reliable exploration and testing information gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes that are spaced closely enough for geological and grade continuity to be reasonably assumed.

“inferred resource” is that part of a Mineral Resource for which quantity and grade or quality can be estimated on the basis of geological evidence and limited sampling and reasonably assumed, but not verified, geological and grade continuity. The estimate is based on limited information and sampling gathered through appropriate techniques from locations such as outcrops, trenches, pits, workings and drill holes.

For the purposes of the above a “mineral resource” means a concentration or occurrence of diamonds, natural solid inorganic material, or natural solid fossilized organic material including base and precious metals, coal, and industrial minerals in or on the Earth’s crust in such form and quantity and of such a grade or quality that it has reasonable prospects for economic extraction. The location, quantity, grade, geological characteristics and continuity of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge.

(Please refer to “Item 2. Properties - Cautionary Note to U.S. Investors Regarding Resource Estimates” in regards to the use of the above terms in this Form 10-K.)

Sulphide	A class of minerals characterized by the linkage of sulphur with a metal (such as Pyrite (FeS2)).

Tpd/Tpa	Tonnes per day/tonnes per annum.

Tonne	A metric ton which is equivalent to approximately 2,204 pounds.

Sediments	The debris resulting from the weathering and breakup of rocks that have been deposited by or carried by runoff, streams and rivers, or left over from glacial erosion or sometimes from wind action.

Vein	A geological feature comprised of minerals (usually dominated by quartz) that are found filling openings in rocks created by faults or replacing rocks on either side of faults or fractures.

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ITEM 1. BUSINESS

General

We were incorporated on July 17, 2006, under the laws of British Columbia, Canada under the name Golden Predator Mines Inc. We were incorporated as a wholly owned subsidiary of Energy Metals Corp. for the purpose of holding precious metals and certain specialty metals assets. In order to focus on specialty metals, during February 2009 we transferred most of our precious mineral assets to our then wholly owned subsidiary Golden Predator Corp., and on March 6, 2009 we completed a spin-out of Golden Predator Corp. to our shareholders. Effective March 12, 2009, we changed our name to EMC Metals Corp. In order to reflect a new emphasis on mining for scandium minerals, effective November 19, 2014, we changed our name to Scandium International Mining Corp (“SCY” or the “Company”).

We are a reporting issuer in the Canadian Provinces of British Columbia, Alberta and Ontario and our common shares are listed for trading on the Toronto Stock Exchange under the trading symbol “SCY.”

Our head office is located at 1430 Greg Street, Suite 501, Sparks, Nevada 89431. The address of our registered office is 1200 - 750 West Pender Street, Vancouver, British Columbia, Canada, V6C 2T8.

Our most advanced project is the Nyngan Scandium Project, located in New South Wales, Australia (the “Nyngan Scandium Project”), on which we hold a mine lease grant and a development consent. We also hold an exploration license on a scandium mineral property located near Nyngan known as the “Honeybugle Scandium property” and a reservation on an exploration license on a scandium mineral property in Finland, known as the “Kiviniemi Scandium property.”

In addition to these scandium mining project interests, the Company is pursuing copper industry interest in our ion exchange (IX) and solvent extraction (SX) technology and knowhow, to recover high purity alumina (HPA), scandium, nickel, cobalt and other technology-driven metals from mineral processing solutions and other acidic waste streams in certain acid leach copper operations. This project effort is known as the “Critical Metals Recovery (CMR) Project,” with a specific focus on North American opportunities.

Our plan of operation for 2021 has been to obtain copper industry partners for our critical metals harvesting technology, and subsequently initiate discussions regarding offtake sales agreements with counterparties for those critical metals planned to be produced at participating separation sites. In June of 2021, we announced an LOI with a copper industry partner which established a development path for this strategy.

Our plan of operation for 2022 is to progress development of our CMR Project with our partner to the point where we can make joint decisions to build a production facility, and to pursue relevant sales agreements related to that contemplated production facility. We also intend to continue pursuit of scandium product customers for offtakes, either from our critical metals projects or from the Nyngan Scandium Project. We will also seek additional funding for corporate working capital and CMR project development costs in 2022.

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Intercorporate Relationships

The chart below illustrates our corporate structure on December 31, 2021, including our subsidiaries, the jurisdictions of incorporation, and the percentage of voting securities held.

Pursuant to a share exchange agreement dated June 30, 2017, the Company acquired the remaining 20% interest in EMC Metals Australia Pty. Ltd. from Scandium Investments LLC (“SIL”). On completion of the share exchange, the Company issued an aggregate of 58,830,645 common shares to SIL and granted to SIL the right to nominate two individuals to the board of the Company for so long as SIL holds at least 15% of SCY’s issued and outstanding shares, and one director for so long as SIL holds at least 5% but less than 15% of SCY’s issued and outstanding shares.

Business Operations

Company, Projects and Markets Summary

We are a mineral exploration and development company that is primarily focused on the development of critical metals recovery projects from mine-based feedstock sources, principally in North America, and from mine-based scandium mineral resources, principally in Australia. The Company has previously also considered exploration and project development opportunities in rare earth minerals, and other specialty metals, specifically including nickel, cobalt, boron, manganese, tantalum, titanium, and zirconium. We have not commenced construction on of any of our mineral development projects, and as a result we are an exploration stage company.

Our most advanced project is the Nyngan Scandium Project, located in New South Wales, Australia (the “Nyngan Scandium Project”), on which we hold a mine lease grant, a development consent, and 100% of the mineral rights. The Company has completed a definitive feasibility study on the Nyngan Scandium Project dated May 4, 2016 (the “Feasibility Study” or “DFS”), which was prepared independently in accordance with NI 43-101. The results of the DFS include a 16.9 million tonne measured and indicated resource (grading 235ppm at a 100ppm cut-off) and a 1.43 million tonne mineral reserve (combined proven and probable), based on economics established in that study. The DFS was filed on May 6, 2016 and is available on SEDAR (www.sedar.com), on the Company’s website (www.scandiummining.com) and on the SEC’s website (www.sec.gov). A summary of the DFS is provided herein under “Item 2. Properties,

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Projects and Patents – Description of Mineral Projects – Nyngan Scandium Project – Nyngan Feasibility Study.”

The Company also holds exploration licenses on two separate scandium-prospective properties:

•	an exploration license on the Honeybugle Scandium property, located 24 kilometers from the Nyngan Scandium Project, granted in 2014; and
•	an exploration license on the Kiviniemi Scandium Property a scandium-prospective property in central Finland, granted in 2018.

In addition to these scandium mining project interests, the Company is pursuing copper industry interest in our ion exchange (“IX”) and solvent extraction (SX) technology and knowhow to recover scandium, nickel, cobalt, high purity alumina (“HPA”) and other technology-driven metals from acidic waste streams in certain acid leach copper operations. This project effort is known as the “Critical Metals Recovery (“CMR”) Project,” with a specific focus on North American copper mine opportunities.

During June 2021, the Company announced signing a Letter of Intent (“LOI”) with Nevada Gold Mines (“NGM”) to initiate a joint technical and economic feasibility program at NGM’s Phoenix Mine, near Battle Mountain, Nevada. The purpose of this joint development program is to confirm the economic and technical viability of a critical metals recovery project (the “Phoenix CMR Project”) at the mine site. Development programs began in late 2021, and HPA has become the primary metal focus of the effort. Development efforts will continue to consider nickel, cobalt and scandium harvesting opportunities at copper oxide mine sites other than the Phoenix Mine.

We are also pursuing industry interest in our technology and capability to produce high purity alumina (HPA) from various other aluminum-containing feedstocks, associated with non-mine suppliers, either embedded in existing industrial facilities or stand-alone.

SCY’s critical metals recovery programs, including scandium and now HPA, are supported by a series of patent-protected processes and pending protections, filing-date preserved. The Company has been granted a US Patent Office Patent for scandium recovery and has filed additional patent applications for other metals, each using either IX or SX (or both) technologies, based on feedstock sources that encompass and extend beyond copper oxide mine process solutions. The Company has also specifically filed additional patent applications on HPA processing technology in 2020 and 2021 which are directly applicable to our joint development program at the Phoenix Mine with NGM.

Corporate Objectives and Strategy

Our corporate focus is on the development of projects that enable the production and sale of critical metals from mine or mine-related sources. It is our intent to add a series of related metal recovery business opportunities alongside the Nyngan Scandium Project, which has otherwise been SCY’s primary project and product focus. This change reflects a marketplace priority for production of identified critical metals from new, local sources. That fact, along with the Company’s CMR capability, has broadened the immediate product opportunity for SCY. This strategy reflects SCY’s desire to build a suite of projects that can deliver products tailored directly to lithium-ion battery markets, and specifically to battery components that have application in the electric vehicle industry.

While the Nyngan Scandium Project remains the most advanced project in the Company portfolio as at the end of 2021, the Company anticipates this position will be replaced by a CMR Project by the end of 2022.

•	For further information on the Nyngan Scandium Project, please refer to “Item 2. Properties, Projects and Patents- Description of Mineral Projects– Nyngan Scandium Project” and “Item 1A. Risk Factors.”

•	For further information on our ion exchange and solvent extraction technology related to CMR, please refer to “Item 2.Properties, Projects and Patents- Description of Mineral Projects – Critical Metals Recovery Technology Program” and “Item 1A. Risk Factors.”

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Product Markets for Scandium

Scandium is the 31st most abundant element in the earth’s crust (average 33 ppm), which makes it more common than lead, mercury, and precious metals, but less common than copper. Scandium has characteristics that are similar to rare earth elements, and it is often classified as a member of that group, although it is technically a light transition metal. Scandium occurs in nature as an oxide, rarely occurs in concentrated quantities because it does not selectively combine with the common ore-forming anions and is very difficult to reduce to a pure metal state. Scandium is typically produced and sold as a powder, in oxide form, and known as scandium oxide, scandia or Sc2O3.,

Global annual production estimates of scandium range from 15 tonnes to 20 tonnes, but accurate statistics are not available due to the lack of public information from countries in which scandium is currently being produced, specifically China and Russia. Two relatively recent production sources have entered the market which may prove more transparent. The Taganito Nickel Mine in the Philippines (Sumitomo Metal Mining Co., Ltd.) announced plans to produce an oxide concentrate for upgrade, and operations have commenced. Recent announcements from Rio Tinto indicate their Quebec titanium feedstock producer, Rio Tinto Fer et Titane (RTFT), has undertaken small scale scandium production, beginning in 2021, with expansion capability planned for the future.

There is no reliable pricing data on global scandium oxide trading. Scandium oxide is typically traded in small quantities, between private parties, and pricing is not transparent to other buyers or sellers as there is no clearing facility as is more common with commercially traded metals and commodities. The U.S. Geological Survey (“USGS”) in its latest available report (dated January 2022) documents the 2021 price of scandium oxide (99.99% grade) at US$2,200/kg, indicating a significant reduction from the 2020 price estimate of US$3,800/kg. They also estimate the global sales of scandium oxide to be between 15-25 tpy, principally from China, Russia and the Philippines.

Prices vary, based on purity and quantity supplied. The USGS pricing generally reflects small volume sales, with larger quantities selling at lower prices, typically under US$2,000/kg. USGS reporting also acknowledged that ex-works China prices for 99.99% purity oxide were considerably lower than US- observed prices in 2021, based on underutilization of existing Chinese production capacity. Scandium oxide grades of 95-99% are generally considered suitable for manufacturing AlSc 2% master alloy, the form demanded for aluminum alloy applications

Scandium can also be effectively purchased in the form of aluminum-scandium (Al-Sc) master alloy, typically containing 2% scandium by weight. This product is the preferred form for manufacture of aluminum alloys containing scandium. The current January 2022 USGS report indicates the 2021 price for Al-Sc 2% master alloy at US$350/kg, slightly higher than the 2020 USGS average. Recent USGS estimated prices for Al-Sc 2% master alloy have also been high relative to commonly available prices ex-works China, which have trended under US$100/kg and are available in one tonne lots or greater today.

Principal uses for scandium are in high-strength aluminum alloys, high-intensity metal halide lamps, electronics, and laser research. Recently developed applications include welding wire and fuel cells which are expected to be in future demand. Approximately 15 different commercial aluminum-scandium alloys have been developed, and some of them are used for aerospace applications. In Europe and the U.S., scandium-containing alloys have been evaluated for use in structural parts in commercial airplanes and high stress parts in automobile engines and brake systems. Military and aerospace applications are known to be of interest, although with less specificity. The combination of high strength, weldability and ductility makes aluminum-scandium alloys potentially attractive replacements for existing aluminum alloys in a number of applications where improved alloy properties can add value to final products.

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Product Markets for High Purity Alumina

Aluminum oxide, known as alumina ((Al2O3), is a plentiful and globally available commodity today. It is almost always a product of refining bauxite via the Bayer Process for use in the manufacture of aluminum metal and alloys and is available in varying grades. Smelter grade alumina (SGA) is typically traded at 99.0% purity, or slightly higher.

High purity alumina, or HPA, is a specialty grade product, and the designation typically begins at 99.9%, or 3N, and extends to 99.999% or higher. The process of aluminum feedstock purification to these very high purity standards, and the virtual elimination of certain deleterious elements, is challenging and costly. The volumes of HPA traded globally are a small fraction of the worldwide SGA marketplace, and represent a high value, highly demanded product in specialty applications, based on alumina’s hardness, non- conducting electrical properties, thermal protective properties, and chemically inert nature.

HPA is otherwise commonly known as synthetic sapphire. Traditional demand has come from manufacturers who utilize this form, with the largest individual application in lighting, specifically light- emitting diodes (LED’s). that are constructed on synthetic sapphire wafers. Synthetic sapphire is also used in some semiconductor applications, scratch-resistant lenses and glass products, most commonly in watches, phones and handheld electronic devices.

The emerging demand for HPA is in lithium-ion battery (LiB) applications. HPA is used as a ceramic coating on battery separators, typically made of specialty polyvinyl materials, to add both physical strength and protection, and to significantly improve thermal durability. HPA also shows promising applications as an addition to the material composition of both the anode and cathode in LiB’s, based on the same contributing characteristics.

HPA is typically offered in two forms: as very fine powders for coating applications, or in a pellet form required for the manufacture of boules that are the feedstock for wafer manufacture. Product pricing is highly influenced by product form and the ability to meet strict customer quality parameters, including specific contaminant values. The market segments into two product grade categories: grades of 4N or better and grades of 3N or lower, with marked pricing differences between these two segments. The global HPA market is estimated at approximately US$1Bn today, with the 4N+ segment representing over 60% of the total, on a value basis. Consumer trends show preference for higher purities (4N+), based on safety and performance, but cost and supply pressures in high growth areas will encourage exploration of 3N HPA alternatives.

Competitive Conditions

We compete with numerous other companies and individuals in the search for and the acquisition or control of attractive rare earth and specialty metals mineral properties and opportunities. Our ability to profitably build a portfolio of commercial operations in this market segment will depend on our acquisition success in finding and securing attractive positions for development, our ability to operate the plants and facilities we commit to construct, and our success in marketing the products we manufacture against competing producers in the marketplace.

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In regard to our plan to produce scandium, there are a limited number of scandium producers presently. If we are successful at becoming a producer of scandium, our ability to be competitive will require that we establish a reliable supply of scandium to the market, delivered at purity levels demanded by various applications, and that our operating costs generate satisfactory margins, recognizing true prices will be set by customers and competitors in a market that is yet to mature.

Governmental Regulations and Environmental Laws

The development of any of our mining properties or CMR projects will require numerous local and national government approvals and environmental permits. For further information about governmental approvals and permitting requirements, please refer to “Item 1A. Risk Factors” and Nyngan Scandium Project - Environmental Permitting/Development Consent/Mining Lease below for additional information.

Employees

As at January 1, 2022, we have 5 full and part time employees and 2 individuals working on a consulting basis. Our operations are managed by our officers with input from our directors. We engage geological, metallurgical, and engineering consultants from time to time as required to assist in evaluating our property interests and recommending and conducting work programs.

ITEM 1A. RISK FACTORS

In addition to the factors discussed elsewhere in this Form 10-K, the following are certain material risks and uncertainties that are specific to our industry and properties that could materially adversely affect our business, financial condition and results of operations.

Risks Associated with our CMR Project and our Scandium Mine Development

We may not meet the requirements set by the partners to construct and operate the Phoenix CMR project. The CMR Project is in development stage during 2022. The results of the development work may or may not meet the standards and development hurdles applied by the partners at the end of that development work. The project requires mutual consent to construct and operate, and that consent will be based on estimated economics, technical and market risks, and suitability to host the project at the Phoenix Mine. The understanding of these risks and opportunities will not be clear until the development program is completed.

We may not be successful in attracting additional copper industry interest in our ion exchange (IX) technology. Our technology is designed to recover scandium, cobalt and other critical metals from solvent extraction (SX) raffinate and other acidic waste streams in certain acid leach copper operations. Access to these processing streams is dependent on obtaining contractual relationships with existing copper mine operations. If we are unable to locate any further existing copper mine operations willing to initiate access rights, then we may not be able to proceed with additional mine hosted CMR Projects.

There are technical challenges to scandium production that may render the Nyngan Scandium Project not economic. The economics of scandium recovery are known to be challenging. There are very few facilities producing scandium and the existing scandium producers are secretive in their techniques for recovery. In addition, the recovery of scandium product from laterite resources, such as are found on the Nyngan property, has not been demonstrated at an operating facility. The Nyngan processing facility design, if constructed, will be the first of its kind for scandium production. These factors increase the possibility that we will encounter unknown or unanticipated production and processing risks. Should we encounter any of these risks, they could increase the cost of production thereby reducing margins on the Nyngan Scandium Project or rendering it uneconomic.

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There is no guarantee that we will be able to finance the Nyngan Scandium Project for production. Any decision to proceed with production on the Nyngan Scandium Project will require significant production financing. Scandium projects are uncommon, and economic and production uncertainty may limit our ability to attract the required amount of capital to put the project into production. If we are unable to source production financing on commercially viable terms, we may not be able to proceed with the project and may have to write off our investment in the project.

If we are successful at achieving scandium production, we may have difficulty selling scandium- containing products longer term. Scandium is characterized by unreliable supply, resulting in limited development of markets for scandium oxide. Markets may take longer to develop than anticipated, and Nyngan and other potential scandium producers may have to wait for products and applications to create adequate demand. Certain applications may require lengthy certification processes that could delay usage or acceptance. In addition, certain scandium applications require very high purity scandium product, which is much more difficult to produce than lower grade product. If we commence production, our inability to supply scandium in sufficient quantities, in a reliable and timely manner, and in the correct quality, could reduce the demand for any scandium produced from our projects and possibly render the project uneconomic.

General Risks Associated with our Mining Activities and Company

We may not receive permits necessary to proceed with the development of any of our advancing projects. The development of any of our mining properties, including the Nyngan Scandium Project, will require the acquisition and sustained possession of numerous local and national government approvals and permits. Our ability to secure all necessary permits required to develop any of our projects is unknown until such permits are received. If we cannot obtain or retain all necessary permits, the Nyngan Scandium Project cannot be developed, and our investment in the project potentially will be lost. While the critical permits for the Nyngan Scandium Project have been received, other permits remain outstanding at this time and continuing compliance with the terms of the permits is required.

This permitting requirement could be similarly restrictive for any CMR project, whether it is hosted by an existing operational partner or intended for construction and operation stand-alone. Our future market value will likely be significantly reduced to the extent one or more of our projects cannot proceed to the development or production stage due to an inability to secure all required permits.

Mineral Resource Estimates on our properties are subject to uncertainty and may not reflect what may be economically extracted. Resource estimates included for scandium on our Nyngan property are estimates only and no assurances can be given that the estimated levels of scandium minerals will actually be produced or that we will receive the metal prices assumed in determining our resources. Such estimates are expressions of judgment based on knowledge, mining experience, analysis of drilling and exploration results and industry practices. Estimates made at any given time may change significantly when new information becomes available or when parameters that were used for such estimates change. By their nature resource estimates are imprecise and depend, to a certain extent, upon statistical inferences which may ultimately prove unreliable. Furthermore, market price fluctuations in scandium, as well as increased capital or production costs or reduced recovery rates, may limit our ability to establish reserves at some future point on Nyngan, or on any of our properties. The extent to which more Nyngan project resources may ultimately be reclassified as proven or probable reserves is dependent upon the demonstration of their profitable recovery. The evaluation of reserves or resources is always influenced by economic and technological factors, which may change over time. Accordingly, further current resource estimates on our material properties may never be converted into reserves, or be economically extracted, and we may have to write off such properties or incur a loss on sale of our interest on such properties, which will likely reduce the value of our shares.

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Our potential for a competitive advantage in specialty and rare metals production depends on the availability of our technical processing abilities, as currently provided by our Chief Technology Officer. We are dependent upon the personal efforts and commitment of Willem Duyvesteyn, our CTO, a director and significant shareholder of the Company, for the continued development of new extractive technologies related to scandium and other rare and specialty metals production. The loss of the services of Mr. Duyvesteyn would likely limit our ability to use or continue the development of such technologies, which would remove the potential competitive and economic benefit of such technologies.

Our operations are subject to losses due to exchange rate fluctuation. We maintain accounts in Canadian, Australian, Euro and U.S. currency. Our equity financings have to date been priced in Canadian dollars. All of our material projects and non-cash assets are located outside of both Canada and the USA, however, and require regular currency conversions to local currencies where such projects and assets are located. Our operations are accordingly subject to foreign currency fluctuations and such fluctuations may materially affect our financial position and results. We do not engage in currency hedging activities.

We do not currently earn any revenue and without additional funding, we will not be able to carry out our business plan, and if we raise additional funding existing security holders may experience dilution. As an exploration stage mining company, none of our principal properties are in operation and we do not currently earn any revenue. In order to continue our exploration activities and to meet our obligations on the Nyngan Scandium Project, we will need to raise additional funds. Recently, we have relied entirely on the sale of our securities to raise funds for operations. Our ability to continue to raise funds from the sale of our securities is subject to significant uncertainty due to volatility in the mineral exploration marketplace. If we are able to raise funds from the sale of our securities, existing security holders may experience significant dilution of their ownership interests and possibly to the value of their existing securities.

Risks Related to the COVID-19 Pandemic. The current outbreak of the novel coronavirus (COVID-19) that was first reported from Wuhan, China in December 2019, and the spread of this virus could continue to have a material adverse effect on global economic conditions which may adversely impact our business. The World Health Organization (WHO) declared a global emergency on January 30, 2020 with respect to the outbreak and characterized it as a pandemic on March 11, 2020. Cases of COVID- 19 have been reported in 223 countries, areas or territories as of February 17, 2021, including China, Australia, the United States, Canada and countries in the European Union. The extent to which the outbreak impacts the Company’s business will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the outbreak or treat its impact, among others. Moreover, the actual and threatened spread of the coronavirus globally could also have a material adverse effect on the regional economies in which the Company intends to operate, continue to negatively impact stock markets and adversely impact the Company’s ability to raise capital. Any of these developments, and others, could have a material adverse effect on the Company’s business. In particular, the COVID-19 pandemic has resulted in restrictions including quarantines, closures, cancellations and travel restrictions, which may have a material adverse effect on the Company’s business including delays or disruptions in regulatory submissions, exploration activities on the Nyngan Scandium Project and CMR Project development.

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ITEM 2. PROPERTIES, PROJECTS AND PATENTS

Cautionary Note to U.S. Investors Regarding Resource Estimates

The Company’s technical disclosure in this section uses certain terms which are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, and required to be disclosed in accordance with Canadian National Instrument 43-101 (“NI 43-101”). The disclosure standards in the United States Securities and Exchange Commission’s (the “SEC”) Subpart 1300 of Regulation S-K contain significant differences from the disclosure requirements of NI 43-101 and information presented in this section may not be comparable with United States standards in documents filed with the SEC. Accordingly, information concerning mineral deposits set forth in this section may not be comparable with information presented by companies using only United States standards in their public disclosures.

Description of Mineral Projects

Critical Metals Recovery Project

On May 13, 2020, we announced the Company’s pursuit of copper industry interest in both our ion exchange (IX) technology, select solvent exchange (SX) technology, and knowhow to recover scandium, high purity alumina, and potentially other critical metals from solvent extraction (SX) raffinate and other acidic waste streams in certain acid leach copper operations.

Recovery metals targets include cobalt, copper, nickel, scandium, and zinc, and possibly other metals and rare earth elements, plus high purity alumina (HPA), depending on recovery economics and project specifics. The suitability of our technologies varies with the specifics of individual orebodies, and associated recovery plant characteristics. Depending on specific project variables, and the value and volume of critical metals recovered, the end result economics are expected to be significant to the parties involved.

The copper industry is fully aware of the opportunity to harvest valuable metals from copper process waste streams, and the industry does so with significant success today in precious metals. Most specialty metals recovery work has historically been considered un-economic, based on effective recovery costs, and recovered metals pricing. The technology in this area has advanced, improving both operating costs and recoveries. New, technology-driven uses for critical metals are stressing supply channels. Traditional jurisdiction risk concerns are now multiplied by ethical sourcing issues, and long-term sustainability questions, all of which elevate the interest in broader, more localized sourcing. These issues are receiving heightened governmental and industry priority, and metals markets customers are now seeking and favoring new, economic, responsible solutions.

On the basis of this dynamic critical metals opportunity, and the fact that SCY has a significant capability to apply advanced mineral recovery technologies to the separation of critical metals from both ores and waste streams, the Company began a search for a North American copper industry host, in order to build a Critical Metals Recovery (CMR) Project. This effort immediately recognized an attractive economic potential for recovery of multiple metals, specifically metals used in lithium-ion battery manufacture. The potential new revenue stream of the combined metals residual does vary by orebody, and also by the specifics of the existing mineral processing systems in place.

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In anticipation of securing a partner host with a copper oxide circuit that was suitable to develop this harvesting concept, the Company filed three US Patent Applications, seeking patent protection for its technical concepts. The work supporting these filings was based on bench scale testing with actual copper SX raffinate solutions. Those three filed patent applications were as follows:

1.	“Extraction of Scandium Values from Copper Leach Solutions”. Filed-2018, status-granted.
2.	“Recovery of Critical Metals from SX-EW Copper Raffinate and Other Solutions Derived from Leaching Ores with Sulfuric Acid”. Filed-2021, status-pending.
3.	“Process for the Preparation of High Purity Alumina”. Filed-2020, status-published/pending.

The Company believes these extraction technologies can be demonstrated with a working and successful copper plant installation, with proven knowhow.

Phoenix CMR Project Initiated with Nevada Gold Mines

On June 28, 2021, the Company announced signing a Letter of Intent (“LOI”) with Nevada Gold Mines (“NGM”) to initiate a joint technical and economic feasibility program at NGM’s Phoenix Mine, near Battle Mountain, Nevada (the “Phoenix CMR Project”). The purpose of this joint development program is to confirm the economic and technical viability of a critical metals recovery project at the mine site. The LOI defines a detailed US$2.7 million spend program which includes bench test work, pilot plant testing, and feasibility study design work. The program is anticipated to require 15 months to complete. With program completion, the partners intend to take an investment decision on construction and operation of a plant facility to recover critical metals from mine solutions. The LOI also outlines key parameters of a partnership, including formation of a joint venture to hold the plant facility, and a 50:50 ownership in the recovery circuit asset.

On November 8, 2021, the Company announced the addition of HPA to the target metals list, based on work that confirmed the presence of significant aluminum content in both the Phoenix Mine copper oxide ore, and raffinate. This contained aluminum represents a suitable feedstock for high purity aluminum (HPA) product manufacture and is likely to be the most attractive metals product target for the Phoenix orebody. The June 2021 news release did not specifically identify HPA as a specific metals target, but it is now formally included as an important part of the technical development work program and expected to be the primary product of value to be recovered at Phoenix mine.

The Company has had a longstanding interest in oxide copper project sources for HPA manufacture. They tend to present aluminum-containing solutions in relatively pure form and at high enough grades to form an advantageous low-cost HPA feedstock. The harvesting of aluminum from Phoenix mine copper raffinate and similar projects at other mines will provide similar advantages to ongoing copper operations, including improved mine valuations, reserve life extensions, cleaner tailings, and potentially lower reclamation expenses. The environmental impact from this production process is minimal – no new mines are required.

The Phoenix Mine is a gold-copper producer owned and operated by Nevada Gold Mines, a joint venture between Barrick Gold Corporation (61.5%) and Newmont Corporation (38.5%). The mine produces a copper/gold concentrate, copper cathode and gold dore. Nevada Gold Mines assets in Nevada represent the single largest gold-producing complex in the world.

Nyngan Scandium Project

Property Description and Location

The Nyngan Scandium Project site is located approximately 450 kilometres northwest of Sydney, NSW, Australia and approximately 20 kilometres due west from the town of Nyngan, a rural town of approximately 2,900 people. The deposit is located 5 kilometres south of Miandetta, off the Barrier Highway that connects the towns of Nyngan and Cobar. Final license area access is reached by clay farm tracks. The general area can be characterized as flat agricultural land, used predominantly for wheat farming and livestock grazing. Infrastructure in the area is good, including available water and electric power. The property is classified as an Australia Property for financial statement segment information purposes.

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The general location of the Nyngan Scandium Project is provided in Figure 1 below.

Figure 1: Location of Nyngan Scandium Project

The scandium resource is hosted within the lateritic zone of the Gilgai Intrusion, one of several Alaskan- type mafic and ultramafic bodies which intrude Cambrian-Ordovician metasediments collectively called the Girilambone Group. The laterite zone, locally up to 40 meters thick, is layered with hematitic clay at the surface followed by limonitic clay, saprolitic clay, weathered bedrock and finally fresh bedrock. The scandium mineralization is concentrated within the hematitic, limonitic, and saprolitic zones with values up to 350 ppm scandium.

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Figure 2: Location of the Exploration Licenses and Mining Lease for the Nyngan Scandium Project

Mineral License Details

The scandium resource is held under Exploration License (EL) 8316 (Block Number 3132, units d, e, j, k and Block no. 3133, unit f) and EL 6096 (Block 3132, unit p, and Block 3133, units l, m, r and s); a total of ten (10) graticular units. The exploration licenses allow the license holder to conduct exploration on private land (with landowner consents and signed compensation agreements in place) and public lands not including wildlife reserves, heritage areas or National Parks. The scandium resource is fully enclosed on private agricultural land.

The Company’s Australian subsidiary holds legal title to specific surface and mineral exploration rights on the Nyngan Scandium Project. During 2017, an additional EL (EL 8448) was granted. Figure 2 provides details of the location of EL 8448 and the locations of Mining Lease 1792 and Mining Lease Application 531, both of which overlay the exploration license area.

The exploration licenses cover 29.25 square kilometers (2,925 hectares). The resource site is located at geographic coordinates MGA zone 55, GDA 94, Lat: - 31.5987, Long: 146.9827, Map Sheets 1:250k – Cobar (SH/55-14) and 1:100k Hermidale (8234).

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The project surface rights (freehold) total 810 acres (370 hectares) on the portion of the exploration license area corresponding to the Mine Lease 1792 area. The freehold property boundaries are defined by standard land survey techniques undertaken by the Lands Department and currently presented in the form of Cadastral Deposited Plans (DP) and Lots. The land associated with the project rights is DP 752879, Lots 6 and 7 (Appendix 2, Lots 6 and 7 - Nyngan).

The Company is required to lodge individual A$10,000 environmental bonds with the NSW Mines Department for each license and must meet total minimum work requirements annually of approximately A$65,000, covering both licenses.

Royalties attached to the properties include a 1.5% Net Profits Interest royalty to private parties involved with the early exploration on the property, a 1.7% Net Smelter Returns Royalty payable to Jervois for 12 years after production commences, subject to terms in the settlement agreement, and a 0.7% royalty on gross mineral sales to a private investor. Another revenue royalty is payable to private interests of 0.2%, subject to a US$370k cap. A NSW minerals royalty will also be levied on the project, subject to negotiation, currently 4% on revenue.

Metallurgy Development

The Company has invested in and developed methodology for extracting scandium from the Nyngan property resource since 2010. A portion of the work done over this period has been superseded by work that followed, but subsequent test programs universally benefitted from prior efforts. In summary, the programs have been as follows:

•	2010 – The Company inherited work done on Nyngan from the previous property owner, and applied that work to a quick flowsheet and capital estimate done for management by Roberts & Schaefer of Salt Lake City, Utah;
•	2011 – The Company employed Hazen Research, Inc., of Golden, Colorado, USA (“Hazen”) to test acid baking techniques and solvent extraction (“SX”) processes with Nyngan resource material. The Company also employed SGS-Lakefield (Ontario) to test pressure acid leach techniques on Nyngan resource, as a replacement for or an enhancement to acid bake techniques done earlier in the year by Hazen;
•	2012 – The Company engaged SNC-Lavalin to do an economic study for management, utilizing an acid bake flowsheet and SX work from the Hazen test program;
•	2014 – The Company published a preliminary economic assessment (“PEA”) entitled NI 43-101F1 Technical Report on the Feasibility of the Nyngan Scandium Project, authored by Larpro Pty Ltd, utilizing both Hazen and SGS-Lakefield test work results; and
•	2015 – The Company amended and refiled the 2014 PEA Report as the “Amended Technical Report and Preliminary Economic Analysis on the Nyngan Scandium Project, NSW, Australia.”
•	2016 – The Company published an independently prepared definitive feasibility study (“DFS”) on the Nyngan Scandium Project. The technical report on the feasibility study entitled “Feasibility Study – Nyngan Scandium Project, Bogan Shire, NSW, Australia” was independently compiled pursuant to the requirements of NI 43-101 and incorporated the results of current and previous test work.

Nyngan Definitive Feasibility Study

On April 18, 2016, the Company announced the results of an independent definitive feasibility study on the Nyngan Scandium Project. The technical report on the feasibility study entitled “Feasibility Study – Nyngan Scandium Project, Bogan Shire, NSW, Australia” is dated May 4, 2016, and was independently compiled pursuant to the requirements of NI 43-101 (the “Feasibility Study” or “DFS”). The report was filed on May 6, 2016 and is available on SEDAR (www.sedar.com), the Company’s website (www.scandiummining.com) and the SEC’s website (www.sec.gov). A full discussion on the technical report was provided in the Company’s Form 10Q for the quarterly period ending March 31, 2016, as filed with the SEC and on SEDAR on May 13, 2016.

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The Feasibility Study concluded that the Nyngan Scandium Project has the potential to produce an average of 37,690 kilograms of scandium oxide (scandia) per year, at grades of 98.0%-99.8%, generating an after- tax cumulative cash flow over a 20 year project life of US$629 million, with an NPV10% of US$177 million. The average process plant feed grade over the 20 year project life is 409ppm of scandium.

The financial results of the Feasibility Study are based on a conventional flow sheet, employing continuous high pressure acid leach (HPAL) and solvent extraction (SX) techniques. The flow sheet was modeled and validated from METSIM modeling and considerable bench scale/pilot scale metallurgical test work utilising Nyngan resource material. A number of the key elements of this flowsheet work have been protected by the Company under US patent applications.

The Feasibility Study has been developed and compiled to an accuracy level of +15%/-5%, by a globally recognized engineering firm that has considerable expertise in laterite deposits and process facilities, as well as in smaller mining and processing projects, and has excellent familiarity with the Nyngan Scandium Project location and environment.

Nyngan Scandium Project Highlights

•	Capital cost estimate for the project is US$87.1 million,
•	Annual scandium oxide product volume averages 37,690 kg, over 20 years,
•	Annual revenue of US$75.4 million (oxide price assumption of US$2,000/kg),
•	Operating cost estimate for the project is US$557/kg scandium oxide,
•	Project Constant Dollar NPV10% is US$177 million, (NPV8% is US$225 million),
•	Project Constant Dollar IRR is 33.1%,
•	Oxide product grades of 98-99.8%, as based on customer requirements,
•	Project resource increases by 40% to 16.9 million tonnes, grading 235ppm Sc, at a 100ppm cut-off in the measured and indicated categories, and
•	Project Reserve totalling 1.43 million tonnes, grading 409ppm Sc was established on part of the resource.

The Feasibility Study consolidates a significant amount of metallurgical test work and prior study on the Nyngan Scandium Project. The metallurgical assumptions are supported by various bench and pilot scale independent test work programs that are consistent with known outcomes in other laterite resources. A number of the key elements of this flowsheet work have been protected by the Company under US Patent Applications.

The Feasibility Study delivered a positive result on the Nyngan Scandium Project, and recommends the Nyngan Scandium Project owners seek finance and proceed to construction, provided suitable offtake agreements with customers are arranged

Confirmatory Metallurgical Test Results

The final Nyngan Project DFS contained several recommended confirmatory process investigations be undertaken prior to commencing detailed engineering and construction. Specific study areas included pressure leach (“HPAL”), counter-current decant circuits (“CCD”), solvent extraction (“SX”), and oxalate precipitation, with specific work steps suggested in each area. The Company engaged Altrius Engineering Services (AES) of Brisbane, Australia to undertake these studies, which AES devised and supervised at the SGS laboratory in Perth, Australia and at the Nagrom laboratory in Brisbane, Australia.

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On June 29, 2016, the Company announced the results of the subsequent AES metallurgical test work, which confirmed recoveries and efficiencies that either meet or exceed the parameters used in the DFS. Highlights of the independent testing were as follows:

•	Pressure leach test work achieved 88% recoveries, from larger volume tests,
•	Settling characteristics of leach discharge slurry show substantial improvement,
•	Residue neutralization work meets or exceeds all environmental requirements as presented in the DFS and the environmental impact statement,
•	Solvent extraction circuit optimization tests generated improved performance, exceeding 99% recovery in single pass systems, and
•	Product finish circuits produced 99.8% scandium oxide, completing the recovery process from Nyngan ore to finished scandia product.

Engineering, Procurement and Construction Management Contract

On May 30, 2017, the Company announced that its subsidiary EMC Metals Australia Pty. Ltd. signed an Engineering, Procurement and Construction Management (“EPCM”) contract with Lycopodium Minerals Pty Ltd (“Lycopodium”), to build the Nyngan Scandium Project in New South Wales, Australia. The EPCM contract also provides for start-up and commissioning services.

The EPCM contract appoints Lycopodium (Brisbane, QLD, Australia) to manage all aspects of project construction. Lycopodium is the principal engineering firm involved with the DFS. Lycopodium’s continued involvement in project construction and commissioning ensures valuable technical and management continuity for the project during the construction and start-up of the project.

On October 19, 2017, we announced that Lycopodium has been instructed to initiate critical path engineering for the Nyngan Scandium Project. Lycopodium commenced work on select critical path components for the project, including design and specification engineering on the high-pressure autoclave unit, associated flash and splash vessels and several specialized high-pressure input pumps. The engineering work was completed in 2018 and will enable final supplier selection, firm component pricing and delivery dates for these key process components.

Environmental Permitting/Development Consent/Mining Lease

On May 2, 2016, the Company announced the filing of an Environmental Impact Statement (“EIS”) with the New South Wales, Australia, Department of Planning and Environment, (the “Department”) in support of the planned development of the Nyngan Scandium Project. The EIS was prepared by R.W. Corkery & Co. Pty. Limited, on behalf of the Company’s subsidiary, EMC Metals Australia Pty. Ltd. (“EMC Australia”), to support an application for Development Consent for the Nyngan Scandium Project. The EIS is a complete document, including a Specialist Consultants Study Compendium, and was submitted to the Department on April 29, 2016.

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EIS Highlights:

•	The EIS finds residual environmental impacts represent negligible risk.
•	The proposed development design achieves sustainable environmental outcomes.
•	The EIS finds net-positive social and economic outcomes for the community.
•	Nine independent environmental consulting groups conducted analysis over five years, and contributed report findings to the EIS.
•	The Nyngan project development is estimated to contribute A$12.4M to the local and regional economies, and A$39M to the State and Federal economies, annually
•	The EIS is fully aligned with the DFS and with a NSW Mining License Application for the Nyngan project.

Conclusion statement in the EIS: “In light of the conclusions included throughout this Environmental Impact Statement, it is assessed that the Proposal could be constructed and operated in a manner that would satisfy all relevant statutory goals and criteria, environmental objectives and reasonable community expectations.”

EIS Discussion

The EIS is the foundation document submitted by a developer intending to build a mine facility in Australia. The Nyngan Scandium Project is considered a State Significant Project, in that capital cost exceeds A$30million, which means State agencies are designated to manage the investigation and approval process for granting a Development Consent from the Minister of Planning and Environment. This Department will manage the review of the Proposal through a number of State and local governmental agencies.

The EIS is a self-contained set of documents used to seek a Development Consent. It is however, supported in many ways by the recently completed DFS.

On November 10, 2016, the Company announced that the Development Consent had been granted. This Development Consent represents an approval to develop the Nyngan Scandium Project and is based on the EIS. The Development Consent follows an in-depth review of the EIS, the project plan, community impact studies, public EIS exhibition and commentary, and economic viability, and involved more than 12 specialized governmental agencies and groups.

Mining Lease

During July 2019, EMC Australia received notice of approval for its mining lease (ML) application. The ML (ML 1792) overlays select areas previously covered by exploration licenses and represents the final major development approval required from the NSW Government to begin construction on the project. The ML 1792 grant is issued for a period of 21 years and is based on the development plans and intent submitted in the ML application. The ML can be modified by NSW regulatory agencies, as requested by EMC Australia over time, to reflect changing operating conditions.

In addition to these two key governmental approvals, other required licenses and permits must be acquired but are considered routine and require only compliance with fixed standards and objective measurements. These remaining approvals include submittal of numerous plans and reports supporting compliance with Development Consent and Mining Lease. In addition, the following water, roads, dam and electrical access reviews and arrangements must be finalized:

•	Water Supply Works and Use Approval and Water Access License,
•	State and local approval for construction of the intersection of the Site Access Road and Gilgai Road,
•	An approval from the NSW Dams Safety Committee for the design and construction of the Residue Storage Facility, and
•	A high voltage connection agreement with Essential Energy.

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The 2019 ML 1792 grant covers 810 acres (370 hectares) of surface area fully owned by the Company, an area adequate to construct and operate a scandium mine of a scale outlined in the definitive Feasibility Study. The Company had originally filed a mining lease application (MLA 531) covering an area of 874 hectares, which was granted in 2017 as a mining lease (ML 1763), and later ruled invalid. At that time, it was unknown, to both the Department and the Company, that a local landowner had filed a prior, timely and valid objection to the granting of that mining lease. The reduction in area between the initial 2017 ML 1763 and the replacement 2019 ML 1792 represented acreage protested in an “Agricultural Land” objection lodged by a local landowner. The landowner holds freehold surface ownership over a portion of the original grant that was previously covered by the 2017 ML 1763.

On September 10, 2020, the Company announced receipt of a final determination letter from the Deputy Secretary, Department of Regional NSW, Division of Mining, Exploration and Geoscience resolving the outstanding objection filed by the landowner in 2016.

Written advice from the Department to the Company makes clear that all required independent investigative processes, and all affected party comment periods, are now completed, and the Department’s decision is final. There are further state courts of appeal available to the landowner, but the facts supporting this final decision are confirmed by the NSW Department of Primary Industry and follow governing law.

This Final Determination from the NSW Government will again allow all measured and indicated resource included in the Nyngan Scandium Project DFS to be reinstated in a new mining lease grant, for which the Company intends to file application.

Downstream Scandium Products

In February 2011, we announced results of a series of laboratory-scale tests investigating the production of aluminum-scandium master alloys directly from aluminum oxide and scandium oxide feed materials. The overall objective of this research was to demonstrate and commercialize the production of aluminum- scandium master alloy using impure scandium oxide as the scandium source, potentially significantly improving the economics of aluminum-scandium master alloy production. In 2014, the Company announced it applied for a US patent on master alloy production, which is still in the application phase.

During the 2015-2017 timeframe, we continued our own internal laboratory-scale investigations into the production of aluminum-scandium master alloys, furthering our understanding of commercial processes and achievable recoveries. We advanced our abilities to make a standard-grade 2% scandium master alloy product typical of commercially available products offered today.

On March 2, 2017, we announced the signing of a Memorandum of Understanding (“MOU”) with Weston Aluminium Pty Ltd. (“Weston”) of Chatswood, NSW, Australia. The MOU defines a cooperative commercial alliance to jointly develop the capability to manufacture aluminum-scandium master alloy. The intended outcome of this alliance will be to develop the capability to offer Nyngan Scandium Project aluminum alloy customers scandium in form of Al-Sc master alloy, should customers prefer that product form.

The MOU outlines steps to jointly establish the manufacturing parameters, metallurgical processes, and capital requirements to convert Nyngan Scandium Project scandium product into Master Alloy, at Weston’s existing production site in NSW. The MOU does not include a binding contract with commercial terms at this stage, although the intent is to pursue the necessary technical elements to arrive at a commercial contract for conversion of scandium oxide to master alloy, and to do so prior to first mine production from the Nyngan Scandium Project.

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On March 5, 2018, the Company announced that it had initiated a small-scale pilot program (4kg scale) at the Alcereco Inc. metallurgical research facilities in Kingston, Ontario, to confirm and refine previous lab- scale work on the manufacture of aluminum-scandium 2% master alloy (MA). The program advanced the process understanding for commercial scale upgrade of Nyngan scandium oxide product to master alloy product.

The 2018 pilot program consisted of five separate trials on two MA product types, production of MA in various forms, and dross analysis to ascertain scandium recoveries to product. The mass of master alloy and product variants produced in the program totaled approximately 20kg and was completed in December of 2018. The results of the program included the successful production of 2% grade MA, with recoveries of scandium to product of 85%.

A second phase of the small-scale pilot program was initiated in the first half of 2019, again at 4kg scale, building on the work done in phase I. The results of this second program included successful production of 2% grade MA, with improvements in form of rapid kinetics, and recoveries of scandium to product of

+90%.

On March 5, 2018, the Company also announced that it filed for patent protection on certain process refinements for master alloy manufacture that it believes are novel methods, and also on certain product variants that it believes represent novel forms of introducing scandium more directly into aluminum alloys.

Master Alloy Capability Demonstrated

On February 24, 2020, the Company announced the completion of a three year, three stage program to demonstrate the capability to manufacture aluminum-scandium master alloy (Al-Sc2%), from scandium oxide, using a patent pending melt process involving aluminothermic reactions.

This master alloy capability will allow the Company to offer scandium product from the Nyngan Scandium Project in a form that is used directly by aluminum alloy manufacturers globally, either major integrated manufacturers or smaller wrought or casting alloy consumers.

Research Highlights:

•	Program achieved full 2% target product quality requirement,
•	Sc recoveries from oxide exceeded target, demonstrated in final tests,
•	The microstructure and metal quality meet major alloy producers’ specifications,
•	Rapid kinetics achieved, important for commercial viability,
•	Individual testing batches done at 4kg scale, and
•	Successful program testing forms a basis for a larger scale demonstration facility, supporting large scale samples required for industrial aluminum alloy trials.

Focus on Aluminum Alloy Applications for Scandium Products

The Company is in the process of obtaining sales agreements for scandium products produced from our Nyngan Scandium Project. Our focus is on the use of scandium as an alloying ingredient in aluminum- based products. The specific scandium product forms we intend to sell from the Nyngan project include both scandium oxide (Sc2O3) and aluminum-scandium master alloys (Al-Sc 2%).

Scandium as an alloying agent in aluminum allows for aluminum metal products that are much stronger, more easily weldable and exhibit improved performance at higher temperatures than current aluminum-based materials. This also means lighter structures, lower manufacturing costs and improved performance in areas that aluminum alloys do not currently compete.

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Aluminum Alloy Research Partner – Alcereco

In 2015, the Company entered into a memorandum of understanding (“MOU”) with Alcereco Inc. of Kingston, Ontario (“Alcereco”), forming a strategic alliance to develop markets and applications for aluminum alloys containing scandium. This MOU represented keen mutual interest in foundry-based test work on aluminum alloys containing scandium, based on understandings that Alcereco’s team had gained from prior work with Alcan Aluminum, and based on SCY’s twin goals of understanding and identifying quality applications for scandium, and also understanding the scandium value proposition for customers.

The Company subsequently sponsored considerable research work with the Alcereco team. This work has developed and documented the improvement in strength characteristics scandium can deliver to aluminum alloys without degrading other key properties. The Alcereco team has run multiple alloy mix programs where scandium loading is varied, in order to look at response to scandium additions on a cost/benefit basis. This work has been done in the context of industries and applications where these alloys are suitable for application today. The programs focused on 1000 series, 3000 Series, 5000 Series and 7000 Series Al-Sc alloys, and have served to make independent data and volume samples available for sales efforts.

Along with the signing of the MOU in 2015, the parties also signed an offtake agreement for scandium sales from the Nyngan Scandium Project. The 2015 offtake agreement specified product prices, annual delivery volumes, and timeframes for commencement of delivery of scandium oxide product. This offtake agreement expired in late 2017 and was renewed on similar price/volume terms, although the sale product was redefined to an aluminum-scandium 2% master alloy. Neither of these offtake agreements contained a mandatory annual minimum purchase volume of scandium product by Alcereco, nor any requirement for payment in lieu of purchase.

The 2017 Alcereco offtake agreement expired in December 2020 and was not renewed by the parties. Alcereco was seeking new company sponsorship at this time, was financially distressed, and the parties could see no benefit to renewal under those circumstances. Alcereco had notified SCY of a planned closure of operations in December, with future re-start possibilities unknown. Alcereco halted operations in late December, at which time all current programs with SCY were completed.

The results of our research work with Alcereco are positive, and consistent with the body of published literature available today on aluminum scandium alloys. We are observing noteworthy strengthening effects with scandium additions at and above 0.1%, and dramatic strengthening improvements with additions of 0.3%, while preserving or enhancing other alloy properties and characteristics. We have also demonstrated that alloy hardening process techniques can have significant effect on the final alloy properties, offering the opportunity to tune alloy characteristics to suit specific applications. These findings belong to SCY and can continue to be shared with select potential customers, as is deemed relevant to their specific areas of commercial interest.

Letters of Intent Signed with Aluminum Scandium Alloy Testing Partners

During 2018 and 2019, the Company announced that it entered into letter of intent (“LOI”) agreements with nine unrelated partnering entities who either manufactured parts from aluminum or consumed aluminum in the making of products. In each instance, we agreed to contribute scandium samples, either in form of scandium master alloy product, or aluminum-scandium alloy product, for trial testing by the partners in their downstream manufacturing applications. Each of the parties in receipt of the scandium samples agreed to report the general results of their testing programs, once completed. One of the agreements, specifically with Eck Industries, was extended in 2020 to a wider development program.

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These formal LOI agreements, with various industry segment leaders, were designed to demonstrate how scandium performs in specific products, and in production-specific environments. Potential scandium customers insist on these sample testing opportunities, directly in their research facilities or on their shop floor, to ensure their full understanding of the impacts, benefits, and costing implications of introducing scandium into their traditional aluminum feedstocks.

The results of the nine programs varied, with some showing positive results and others either showing little advantage or not enough to offset cost impacts. Some outcomes were limited in significant ways by the parameters of the testing itself. Based on the reported testing results, all nine partners would need to enter into new testing agreements, with more compelling outcomes, in order to contemplate the introduction of scandium into the aluminum alloy contained in their products in the future.

Some further specifics:

Alloy Casting Partners. Four agreements were executed with the following entities: Eck Industries Inc. (Manitowoc, Wisconsin, USA), Grainger & Worrall Ltd., based in Shropshire, UK, Ohm & Häner Metallwerk GmbH & Co. GK, based in Olpe, Germany, and Bronze-Alu Group, based in La Couture- Boussey, northern France. Eck Industries is expected to continue their work with scandium (and cerium) additions in cast alloys, based on success in strength retention in high heat environments. The other groups did not see cost-offsetting benefits in existing alloys with existing customers.

Wrought Aluminum Manufacturing Partners. Two agreements were executed with the following entities: Austal Ltd. headquartered in Henderson, Western Australia, and Gränges AB, based in Stockholm, Sweden. Results on marine alloys with Austal were encouraging, but further development of both plate and wire samples were deemed required to draw commercially favorable conclusions. Both corrosion and weld strength properties were pursued. Results on heat exchanger alloys with Gränges were ultimately less successful, based on the impacts of downstream manufacturing processes on scandium, and a challenging cost environment in the business sector.

Metal Forming Partners. Two agreements were executed with the following entities: Impression Technologies Ltd., based in Coventry, UK., and PAB Coventry Ltd., based in Coventry, UK. These entities were both interested in determining whether ITLdefine? sheet-forming technology would see advantage in shaping aluminum containing scandium. A brief testing regime indicated that the machines saw no improvement, and in fact had difficulty managing the properties in the AlSc samples provided.

3D Print Partners. Only one agreement was executed, with AML Technologies, based in Adelaide, Australia. SCY found significant challenge in sourcing quality AlSc wire for AML, and also for making suitable wire for this purpose ourselves. However, AML has had success with other wire sourcing partners, and ultimately received sample material in wire form from SCY. AML has not provided test results on SCY-supplied samples to date. Our independent testing results on these wire samples have been favorable.

While working with these nine industry partner groups during the 2018-2021 period, the Company also pursued independent work on aluminum-scandium alloys in two areas: welding/heat tolerance and electrical conductivity. Results of the work in both of these areas is incomplete but shows good promise in specific applications. SCY’s intent is to continue to pursue opportunities to test these specific property-driven applications for aluminum-scandium alloys with appropriate testing partners in the future, whether those partners and programs can be disclosed or not disclosed.

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The Company’s objectives regarding all future sample and testing programs with industry participants remains unchanged – to build a market for scandium alloys and to secure long term customers for the purchase of scandium products supplied by SCY.

Use Of Scandium in Lithium-Ion Batteries

On September 24, 2020, the Company announced the filing of a provisional patent application with the US Patent Office seeking patent rights on various applications of scandium in lithium-ion batteries. The patent application covers a number of scandium enhancements, including doping potential for both anodes and cathodes, and for solid electrolytes.

Patent Application Highlights:

•	US Patent Application filed for use of scandium in lithium-ion battery applications.
•	Scandium doping applications are explained for anodes, cathodes and electrolytes.
•	Scandium offers conductivity advantages as a dopant, over other options, and
•	Scandium in other aluminum components offers numerous property improvements, including conductivity, strength and corrosion resistance.

Rechargeable lithium-ion batteries (LIBs) are a staple of everyday life. The search for improved performance through design and materials advances is intense today. Considerable effort is being expended in developing next-generation materials for LIBs that will make batteries safer, lighter, more durable, faster to charge, more powerful, and more cost-effective. A sampling of some these efforts are as follows:

•	Minimizing or removing cobalt from cathode materials, based on cost, supply and geographic sourcing issues.
•	Improving the durability of liquid electrolytes with dopants, or substitution with safer and higher performing liquid or solid electrolyte systems.
•	Designing for higher voltage potential by utilizing different anode or cathode materials.
•	Determining combinations of metals that can better withstand harsh internal conditions.
•	Scandium, along with other specialty metals, has a clear role to play in each of these areas.

One particularly promising area for scandium contributions is in a lithium nickel manganese oxide (LNMO) battery. The cathode in this design substitutes manganese for cobalt and supports a higher nickel content as well. The substitution then delivers higher working potentials (voltage), higher energy densities, and faster charge/discharge rates, all of which offer the promise of improved battery performance.

Delivering on that promise requires a number of improvements, including employing a dopant for stabilization of the manganese in certain cathode compositions, potential stabilization of lithium titanate (LTO) anode materials as well, and use of dopants to improve the conductivity of both these anode and cathode materials. Conventional liquid electrolytes may see improved function and longevity with the improved cathode and anode conductivity. Scandium represents a suitable and effective dopant in each of these applications.

Solid state electrolytes (SSEs) represent another potential break-through improvement in LIBs. They will handle higher voltages, higher temperatures, greater power densities, are potentially easier to package, and are considered safer in use. Scandium represents a suitable and effective dopant in these applications, analogous to the use of scandium to stabilize solid zirconia electrolytes in solid oxide fuel cells. Recently technical papers (available upon request) covering the use of Lithium Super Ion Conductors (LiSICON) for SSEs have indicated that primary compounds containing scandium, such as Li3Sc2(PO4)3, LiScP2O7 and Li3Sc(BO3)2, LiScO2 as well as certain doped compounds such as Li1.33ScSi0.33P1.67O7, Li3.375Mg0.375Sc0.625(BO3)2, Li1.5Al0.33Sc0.17Ge1.5(PO4)3, etc. can provide desirable crystal structural frameworks for solid state electrolytes. Non-oxide LiSICON fast conductors have also been identified recently, such as some lithium cryolite types: Li3ScCl6, as well as its fluoride counterpart Li3ScF6.

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Lithium-ion batteries employ aluminum in a number of areas, specifically in cathode structure, current connectors, and in general battery structure. Aluminum-scandium alloys represent an enhanced aluminum alloy option, based on their combination of conductivity and strength.

The intent of this SCY patent filing was to advise the battery industry that scandium is a prospective dopant choice for enhanced performance of LIBs, both under existing design parameters and in particular for certain next-gen lithium-ion batteries. We want to ensure that battery research and design groups consider scandium additions, amongst their various materials choices, as they race to build a better lithium-ion battery.

Honeybugle Scandium Property

On April 2, 2014, the Company announced that it had secured a 100% interest in an exploration license (EL 7977) covering 34.7 square kilometers in New South Wales (NSW), Australia referred to as the Honeybugle Scandium property. The license area is located approximately 24 kilometers west-southwest from SCY’s Nyngan Scandium Project. The license area covers part of the Honeybugle geologic complex and will carry that name in our future references to the property. The ground was released by the prior holder, and SCY intends to explore the property for scandium and other metals.

The Company does not consider the Honeybugle Scandium property to be a material property at this time. No resources or reserves are known to exist on the property. The property is classified as an Australian property for purposes of financial statement segment information.

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The location of the Honeybugle Scandium property is provided below.

Figure 4. Location of Honeybugle Scandium property Honeybugle Drill Results

On May 7, 2014, the Company announced completion of an initial program of 30 air core (AC) drill holes on the property, specifically at the Seaford anomaly, targeting scandium (Sc). Results on 13 of these holes are shown in detail in the table below. These holes suggest the potential for scandium mineralization on the property similar to our Nyngan Scandium Project.

Highlights of initial drilling program results are as follows:

•	The highest 3-meter intercept graded 572 ppm scandium (hole EHAC 11);
•	EHAC 11 also generated two additional high grade scandium intercepts, grading 510 ppm and 415 ppm, each over 3 meters;
•	The program identified a 13-hole cluster which was of particular interest;
•	Intercepts on these 13 holes averaged 270 ppm scandium over a total 273 meters at an average continuous thickness of 21 meters per hole, representing a total of 57% (354 meters) of total initial program drilling;
•	The 13 holes produced 29 individual (3-meter) intercepts over 300 ppm, representing 31% of the mineralized intercepts in the 273 meters of interest; and
•	This initial 30-hole AC exploratory drill program generated a total of 620 meters of scandium drill/assay results, over approximately 1 square kilometer on the property.

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The detail results of 13 holes in the initial drill program are as follows:

Table 7. Results of 13-Hole Initial Drill Program

Honeybugle 30 Hole Drill Program - April 2014 Target-Scandium
Drill Hole Number	Honeybugle Drill Area	Hole Type	From (meter depth)	To (meter depth)	Intercept Length (meters)	Total Scandium Grade (ppm)
EHAC 1	Seaford	Explore (AC) including	21 27	42 36	21 9	218 262

EHAC 2	Seaford	Explore (AC)	0	12	12	300
		including	0	9	9	333
EHAC 3	Seaford	Explore (AC) including	3 6	12 9	9 3	295 352

EHAC 5	Seaford	Explore (AC)	0	15	15	244
		including	12	15	3	333
EHAC 6	Seaford	Explore (AC) including including	0 0 18	24 9 24	24 9 6	185 214 214

EHAC 7	Seaford	Explore (AC)	9	51	42	225
		including	15	42	27	220
		including	42	51	9	252
EHAC 9	Seaford	Explore (AC) including	6 9	27 24	21 15	272 350

EHAC 10	Seaford	Explore (AC)	0	18	18	251
EHAC 11	Seaford	Explore (AC) including including	0 9 21	30 15 24	30 6 3	369 461 572

EHAC 12	Seaford	Explore (AC)	0	21	21	177
EHAC 26	Seaford Seaford	Explore (AC) including	0 3	21 18	21 15	309 343

EHAC 28	Seaford	Explore (AC)	0	18	18	344
	Seaford	including	3	15	12	363
EHAC 29	Seaford	Explore (AC) including	3 9	21 18	18 9	316 396

Assumes 175 ppm cut-off grade

Seaford is characterized by extensive outcrops of dry, iron-rich laterites, allowing for a particularly shallow drill program. Thirty (30) air core (AC) holes on nominal 100-meter spacing were planned, over an area of approximately 1 square kilometer. Four holes were halted in under 10 meters depth, based on thin laterite beds, low scandium grades, and shallow bedrock.

The 13 holes highlighted in the table are grouped together on either side of Coffills Lane and represent all of the drill locations where meaningful intercept thickness generated scandium grades exceeding 175 ppm. Some of these 13 holes showed significant scandium values on the immediate surface, and alternately, other holes exhibited favorable scandium grades that began at shallow depth. The highest-grade Sc sample was found in a 21-24 meter interval (572 ppm), although several holes produced better than 350 ppm Sc intercepts at depths of under 9 meters. The deepest hole (EHAC 7) was drilled to 57 meters, showing good scandium grades over a 12-meter horizon (245 ppm) near the bottom of the hole, from 39 to 51 meters depth. Higher scandium grades were associated with higher iron levels. Holes were drilled to a depth where they contacted the fresh ultramafic bedrock, which generally signaled the end of any scandium enrichment zones.

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The drill plan divided Seaford into four sub-areas, 1-4, as highlighted Figure 5, below. Area 1 was relatively higher ground and therefore the least impacted by ground moisture. Consequently, this dryer area received the greatest attention, although that had been the general intention in the plan. Area 1 received 17 holes, with 13 presented in detail in the table above. Areas 2-4 were each intended as step-out areas that need to be further examined in the next program. The three step-out areas did not generate results of particular note, although hole locations were not optimal due to ground conditions and access.

Area 2 received 3 holes, 60 meters total, and generated Sc grades from 45-75 ppm,

Area 3 received 4 holes, 87 meters total, and generated Sc grades from 47-122 ppm,

Area 4 received 5 holes, 72 meters total, and generated Sc grades from 60-101 ppm, and

The average depth of all of these holes was 18 meters, with the deepest 30 meters.

Figure 5. Initial Drill Program Map

This 13-hole cluster (Area 1) was noted to be in a relatively thick laterite zone which was constrained to the west by contact with meta-sediments, to the east by fresh ultramafic bedrock, and to some extent in the north by a poor intersection result in hole 30. Area 1 remains somewhat open to the south, with the two southern-most holes (EHAC 9 and EHAC 29) generating some of the best scandium grade intercepts in the area.

The surface and near surface mineralization at this property is an advantage, both in locating areas of interest for future exploration work, and also because of extremely low overburden ratios. This particular characteristic for the Honeybugle Scandium property is different from our Nyngan Scandium Project, where mineralization is typically covered by 10-20 meters of barren alluvium.

Further drilling at Seaford is warranted, based on the results of this introductory and modest program, specifically to the north and south of the existing area 1 drill pattern, along with investigation and select drilling at the other three remaining anomalies on the property.

During 2018, we performed site work at the Honeybugle Scandium property to meet the expenditure commitment to maintain the exploration license. That 2018 work did not change the previous conclusions, as described above. Work is planned for 2022 on the property.

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Qualified Person and Quality Assurance/Quality Control

John Thompson, B.E. (Mining); Vice President - Development at SCY is a qualified person as defined in NI 43-101 and has reviewed the technical information on this property. The drilling, sampling, packaging and transport of the drill samples was carried out to industry standards for QA/QC. SCY employed an independent local geology consulting and drill supervisory team, Rangott Mineral Exploration Pty. Ltd., (RME) of Orange, NSW, Australia, to manage the drill work on-site. Bulk samples of drill returns were collected at one metre intervals from a cyclone mounted on the drilling rig, and a separate three-tier riffle splitter was used on site to obtain 2.0-4.5kg composite samples collected over 3 metre intervals, for assay. Individual sample identifiers were cross-checked during the process. The assay samples were placed in sealed polyweave bags which remained in RME’s possession until the completion of the drilling program, at which time they were transported to RME’s office in Orange. There, the sequence of sample numbers was validated, and the assay samples were immediately submitted to Australian Laboratory Services’ (ALS’) laboratory in Orange. The remnant bulk samples, which were collected in sealed polythene bags, were transported by RME to a local storage unit at Orange, for long-term storage. ALS/Orange dried and weighed the samples and pulverized the entire sample to 85% passing 75 microns or better (technique PUL- 21). These 50g sample bags of pulps were then sent to the ALS laboratory at Stafford in Brisbane, Queensland for analysis. ALS/Brisbane analyzed the pulps for scandium, nickel, cobalt, chromium, iron and magnesium, using Inductively Coupled Plasma Atomic Emission Spectroscopy (ICP-AES) after a four acid (total) digestion (technique ME-ICP61). The lower detection limit for scandium using this technique is 1ppm. For their internal quality control, ALS/Brisbane added 4 standard samples (for 20 repeat analyses), 10 blank samples and 16 duplicate samples to the batch. Please see news release see news release dated May 7, 2014, and available on www.sedar.com for further information on the Honeybugle drill results.

Kiviniemi Scandium Property (Eastern Finland Province, Finland)

On September 25, 2017, the Company announced that its wholly owned subsidiary company, Scandium International Mining Corp., Norway AS, was granted a reservation on an Exploration License for the Kiviniemi Scandium property in central Finland from the Finnish regulatory body governing mineral exploration and mining in Finland. The exploration license was subsequently granted during August 2018, and our exploration rights have been moved to SCY Exploration Finland Oy, a wholly owned Finnish subsidiary.

The Geological Survey of Finland (“GTK”) conducted airborne survey work on the area in 1986, conducted exploration drilling on the property in 2008-2010, and published those program results on their public GTK website in 2016.

The Company does not consider the Kiviniemi Scandium property to be a material property at this time. No NI 43-101 resources or reserves are known to exist on the property. The property is classified as the Finland property for purposes of financial statement segment information.

Highlights

•	Kiviniemi property was previously identified for scandium and explored by GTK,
•	Property is a high iron content, medium grade scandium target, located on surface, with on-site upgrade potential,
•	Early resource upgrade work done for GTK promising, confirmed by SCY,
•	Property is all-weather accessible, close to infrastructure, and
•	Finland location is mining-friendly and ideally suited to EU customer markets.

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Property/Location

The Kiviniemi property is located in the municipality of Rautalampi, Eastern Finland Province, approximately 350km northeast of Helsinki, by road. The closest major city/airport is Kuopio (pop. 110,000), approximately 70km to the northeast of the property. The exploration target is located on a small portion of a family farm, partially cleared for farming. Most of the property is wooded, including the area where the mineralization has been located,

Exploration License

During August 2018, an exploration license for the Kiviniemi Scandium property was granted from the Finnish regulatory body governing mineral exploration and mining in Finland. The exploration area is approximately 24.6 hectares (0.25 square kilometer), identical to the historic GTK exploration license on the property, which expired in 2015. The mineralized area, as defined on GTK resource modeling maps, is approximately 25% of the total reservation. The exploration license requires us to report our exploration activities annually to Finland government agencies and to demonstrate in the annual reports that any exploration work has been effective and systematic.

Prior Exploration Work

GTK performed magnetic surveys on the general area in 1986, focused on copper/nickel/cobalt targets, and based on current mining activity in the area. That initial field work located a significant magnetic anomaly on the Kiviniemi property. In 2008, GTK initiated an exploration drilling program on the property, completing 4 diamond core holes in that first program phase, followed by a further 5 diamond holes in 2010, totaling 1,250 meters, at an average (angled) length of 139 meters, and a maximum vertical extension of 167 meters. The drill spacing varied from 50-200 meters, using a diamond drill size of 46mm (T56).

Four of the nine total holes drilled (approx. 850 meters) are in the mineralized area, with the remainder defining portions of the mag zone that did not contain scandium. The mag zone is generally very high in iron, ranging from about 20% to 35% Fe. The GTK published the results of the drill program assays, and other information on the geology and mineralization, on their website in 2016.

Geology of Resource Target. The host rock is very iron-rich, garnet-bearing fayalite ferro(monzo) diorite. The main minerals in the deposit include plagioclase, potassium feldspar, ferrohedenbergite (clinopyroxene), ferrohastingsite (amphibole), almandine garnet and fayalite. The principal scandium carrier minerals are ferrohastingsite (59%) and ferrohedenbergite (40%).

Resource Modeling

GTK completed and published a paper outlining property work including a 3D modeling and resource estimation on the project, in March 2016. The authors employed data from 6 holes and used an industry standard GEOVIA Surpac software to produce a geological 3D domain model, and inverse distance was run to estimate resource grades into the block model. The authors declined to specifically characterize the resource on the basis of limited holes and uneven spacing, describing their estimate as an “exploration potential measurement.” The authors estimated that another 500-700 meters of drilling (5-7 holes) would establish 50-meter centers on the target and allow a resource classification. The mineralized target remains open at depth. The authors did provide a table of results on tonnage estimates from their modeling work, at various cut off values, excerpts of which are presented below.

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Kiviniemi Scandium Property - GTK Resource Potential Estimate
Estimated Potential Tonnage (Mt)	Sc Cut Off Grade (ppm)	Average Grade Estimate (ppm)
		Scandium	Yttrium	Zirconium
12.6	60	170.1	80.5	1745
12.5	100	170.9	80.3	1744
11.1	150	173.3	80.2	1830

SOURCE: Publication, GTK, “3D Modeling and Mineral Resource Estimation of the Kiviniemi Scandium Deposit, Eastern Finland”. Authors, Janne Hokka & Tapio Halkoaho

The Company believes the standards and controls employed by GTK are reliable and consistent with proper industry practice. However, the potential quantity and grade is conceptual in nature and there has been insufficient exploration to define a mineral resource and it is uncertain whether further exploration will result in a mineral resource. The Company considers the above estimates as historical in nature, and such estimates do not use the categories prescribed by NI 43-101. A qualified person (as defined in NI 43-101) has not done sufficient work to classify the historical estimate as a current mineral resource. The Company is not treating the historical estimate as a current mineral resource.

Metallurgical Upgrade Work

In 2010, GTK engaged their metallurgical research laboratory (at Outokumpu) to conduct standard upgrade testing on the drill core sample material, specifically magnetic gravity separations. The mag separation work suggested a scandium upgrade to approximately 346ppm, based on a resource material head grade of 160-200ppm, and a 72% scandium recovery.

In June 2017, SCY engaged FLSmidth (Salt Lake City, Utah) seeking to duplicate the earlier 2010 upgrade work and confirm the earlier results. The earlier results were generally confirmed, in that the 2017 work achieved magnetic separation upgrade assays of 286ppm on a resource material head grade of 186ppm. We supplied FLSmidth with approximately 16kg of resource material sourced from GTK, all samples from a single hole (P433-R3). FLSmidth also carried out scandium check assays on the individual drill hole samples provided by GTK, with good grade correlation to GTK data.

Kiviniemi Project Summary

The Kiviniemi property represents a medium grade scandium resource target that has remained unrecognized and overlooked by earlier exploration work, largely due to the absence of the more commonly sought-after minerals in the region, specifically copper, nickel and cobalt. We believe that Kiviniemi is Europe’s largest underdeveloped primary scandium mining resource.

The target has benefited significantly from valuable early exploration work by the GTK, which has advanced the property to a stage where successful metallurgical investigations may prove value that offsets grade concerns. SCY estimates roughly US$2M of work value has been directed at this property to date, including field work, drilling programs, assay work, overheads, and metallurgical upgrade studies, but firm numbers are not available.

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We plan a limited drill program to augment the existing GTK data and provide more sample material for metallurgical test work programs to define economic site upgrade possibilities on the scandium mineralization observed to date.

Patent Program Summary- Applications and Grants

Patent Filings - Summary

The Company is in the process of establishing a significant portfolio of intellectual property through the filing of scandium related patents both in the US and abroad.

On 10/12/2021 the company was granted a patent for the recovery of scandium from nickel laterite ores. To date, the following nine US patents have been granted to the Company:

11,142,809	Systems and Processes for Recovering Scandium Values from Laterite Ores
10,988,830	Scandium Master Alloy Production
10,988,828	Extraction of Scandium Values from Copper Leach Solutions
10,450,634	Scandium-Containing Master Alloys and Method for Making The Same
10,378,085	Recovery Of Scandium Values Through Selective Precipitation of Hematite and
Basic Iron Sulfates from Acid Leachates
10,260,127	Method For Recovering Scandium Values from Leach Solutions
9,982,326	Solvent Extraction of Scandium from Leach Solutions
9,982,325	Systems And Methodologies for Direct Acid Leaching of Scandium-Bearing
Ores
8,372,367	System and Method for Recovering Boron Values from Plant Tailings

Below is a list of thirteen US patents that have been filed, but have not been granted yet:

US20210371294-A1	Process for the Preparation of High Purity Alumina*
US202163038873	Recovery of Critical Metals from SX-EW Copper Raffinate and Other Solutions Derived from Leaching Ores with Sulfuric Acid
US20210347651	Counter Current Process for Recovering High Purity Copper Sulfate Values from Low Grade Ores
US20200001407	Control Of Recrystallization In Cold-Rolled AlMn(Mg)ScZr Sheets For Brazing Applications
US20210172041	Byproduct Scandium Recovery from Low Grade Primary Metal Oxide Ores Direct Scandium Alloying
US20190218645	Direct Scandium Alloying
US20120305452	Dry, Stackable Tailings and Methods for Producing the Same US20110298270 In Situ Ore Leaching Using Freeze Barriers
US2012005585l	Low Carbon Dioxide Footprint for Coal Liquefaction
US20120204680	System and Method for Recovery of Nickel Values from Nickel-Containing Ores
US20120207656	System and Method for Recovery of Scandium Values from Scandium- Containing Ores
Provisional (2)	Titles not yet publicly disclosed

*NOTE: This Final Patent Application was published by the US Patent office on December 2, 2021 (A1)

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Patent Applications Discussion

•	These patents and patent applications cover novel, unique flowsheet designs, applicable to both scandium extraction and other metals extraction.
•	The patented designs on scandium are largely supported by test work done with Nyngan Scandium Project resource material and known design parameters.
•	The scandium patents cover HPAL system material flows, solvent extraction (SX), ion exchange systems (“IX”), atmospheric tank and heap leaching systems and techniques, and processes for directly making select master alloys containing scandium; and
•	A number of the scandium-focussed designs are incorporated as part of the DFS.
•	Recovery of by-product scandium from certain other mineral resources is also covered.
•	Recovery of base metals, such as copper, cobalt, nickel, manganese and aluminum from process solutions or waste products is also covered.
•	Use of scandium in lithium-ion batteries is addressed.

These patent applications, filed with the US Patent Office, protect the Company’s position and rights to the intellectual property (IP) contained and identified in the applications as of the date filed, within the worldwide jurisdiction limits of the US patent system. Review of patent applications by the US Patent Office takes time, but the initial dates of filing these patents define the basis of IP ownership claims, as is generally afforded U.S. patentholders.

The Company intends to utilize the IP contained in these process patents in the development of process flowsheets for recovery of scandium from its Nyngan Scandium Project, as well as its Honeybugle project and future by-product opportunities from leach solutions and/or waste products. The Company believes that patent protection of these specific, novel process designs will be granted.

Many of the basic design elements contemplated in the Nyngan Scandium Project flowsheet are commonly applied to other specialty metals, particularly nickel. However, the application of these basic design elements has not been commonly applied to scandium extraction from laterite resources, and there are enough intended and required operational differences in the application to permit the Company to patent- protect IP on those differences.

Our history of work on solution separation technologies using ion exchange and/or solvent extraction has widened our opportunity to pursue recovery of select elements of a growing list of critical metals, as defined by governments, concerned customers and industry groups, specifically prioritising lithium-ion battery metals. Our current high-priority CMR Project development program at the Phoenix Mine, focussed on aluminum harvesting and HPA manufacture from copper oxide raffinate solutions is a direct beneficiary. HPA patent application US20210371294-A1, filed in May 2021, is directly applicable to this project and currently defines our approach in development work with Nevada Gold Mines.

These patent claims are the result of ten years of metallurgical test work with independent resource laboratories and specific design work by Willem Duyvesteyn, the Company’s Chief Technology Officer. This work is ongoing. Patent protection on flowsheet intellectual property will serve to limit or prevent the unauthorized use of that IP by others without the Company’s consent. We believe these filings are an important action to protect the ownership of a Company asset, on behalf of all SCY shareholders.

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Principal Projects - Planned Activities for 2022-2023

The following development steps are planned for the Company’s initiatives in 2022 and 2023:

•	Continue and complete the 15-month Phoenix CMR Project development program, including test work, pilot plant studies, and high grade financial and costing studies required to take Final Investment Decision (FID). Work is scheduled to complete by end 2022.
•	Investigate and identify suitable customers for products planned for CMR production,
•	Seek additional copper industry host(s) for additional CMR Project developments.
•	Seek possible non-mine partners or collaborations that will support an HPA project, specifically targeting opportunities in North America and Europe.
•	With results of a successful CMR development program with NGM, raise capital for a Phoenix CMR Project, beginning in late 2022.

With successful completion of the Phoenix CMR development program, and a mutual decision between NGM and SCY to build a critical metals recovery project at Phoenix Mine, the Company intends to commence construction of production facilities and make product available for sale in early 2024.

Project work on any potential stand-alone HPA project will follow a similar but independent course to the Phoenix CMR Project, and is subject to identifying suitable industry partners, in those individual situations where a partner is deemed necessary.

ITEM 3. LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings and, to the best of our knowledge, none of our properties or assets are the subject of any pending legal proceedings.

ITEM 4. MINE SAFETY DISCLOSURES

The Company has no active mining operations or dormant mining assets currently and has no outstanding mine safety violations or other regulatory safety matters to report.

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PART II

ITEM 5. MARKET FOR REGISTRANTS’ COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Price Range of Common Shares

The principal market on which our common shares are traded is the Toronto Stock Exchange. Our common shares commenced trading on the Toronto Stock Exchange on April 24, 2008, under the symbol “GP.” Effective March 11, 2009, the common shares were listed and posted for trading on the Toronto Stock Exchange under the symbol “EMC.” Effective November 28, 2014, the common shares were listed and posted for trading on the Toronto Stock Exchange under the symbol “SCY.” The following table shows the high and low trading prices of our common shares on the Toronto Stock Exchange for the periods indicated.

Year	High (C$)	Low (C$)
Fiscal Year ended December 31, 2021
First quarter	0.325	0.205
Second quarter	0.250	0.165
Third quarter	0.225	0.155
Fourth quarter	0.200	0.135

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Year	High (C$)	Low (C$)
Fiscal Year ended December 31, 2020
First quarter	0.095	0.060
Second quarter	0.135	0.060
Third quarter	0.135	0.110
Fourth quarter	0.230	0.110

Exchange Rates

We maintain our books of account in United States dollars and references to dollar amounts herein are to the lawful currency of the United States except that we are traded on the Toronto Stock Exchange and, accordingly, stock price quotes and sales of stock are conducted in Canadian dollars (C$). The following table sets forth, for the periods indicated, certain exchange rates based on the noon rate provided by the Bank of Canada. Such rates are the number of Canadian dollars per one (1) U.S. dollar (US$). The high and low exchange rates for each month during the previous six months were as follows:

	High	Low
January 2022	1.2741	1.2484
December 2021	1.2942	1.2660
November 2021	1.2792	1.2368
October 2021	1.2654	1.2329
September 2021	1.2828	1.2518
August 2021	1.2856	1.2514

The following table sets out the exchange rate (price of one U.S. dollar in Canadian dollars) information as at each of the years ended December 31, 2020, and 2021.

	Year Ended December 31 (Canadian $ per U.S. $)
	2021	2020
Rate at end of Period	1.2732	1.2732
Low	1.2718	1.2718
High	1.4496	1.4496

As of March 8, 2022, there were 104 registered holders of record of the Company’s common shares and an undetermined number of beneficial holders.

Dividends

We have not paid any cash dividends on our common shares since our inception and do not anticipate paying any cash dividends in the foreseeable future. We plan to retain our earnings, if any, to provide funds for the expansion of our business.

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Securities Authorized for Issuance under Compensation Plans

The following table sets forth information as of December 31, 2021, respecting the compensation plans under which shares of the Company’s common stock are authorized to be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	34,615,000	C$0.177	12,958,639
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	34,615,000	C$0.177	12,958,639

Purchases of Equity Securities by the Company and Affiliated Purchasers

Neither the Company nor an affiliated purchaser of the Company purchased common shares of the Company in the year ended December 31, 2021.

ITEM 6. SELECTED FINANCIAL DATA

Not applicable.

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

Overview

Scandium International is a specialty metals company focused on the evaluation and potential development of projects into producing assets. The Company pursues project opportunities from both known geologic resources and existing mine process solutions when it identifies further recovery potential.

The Company is an exploration stage company and anticipates incurring significant additional expenditures prior to production at all its properties. The Company was incorporated under the laws of the Province of British Columbia, Canada in 2006. The Company currently trades on the Toronto Stock Exchange under the symbol “SCY.”

These consolidated financial statements have been prepared on a going concern basis that contemplates the realization of assets and discharge of liabilities at their carrying values in the normal course of business for the foreseeable future. These financial statements do not reflect any adjustments that may be necessary if the Company is unable to continue as a going concern.

The Company currently earns no operating revenues and will require additional capital to advance the Nyngan property. The Company’s ability to continue as a going concern is uncertain and is dependent upon the generation of profits from mineral properties, obtaining additional financing and maintaining continued

support from its shareholders and creditors. These are material uncertainties that raise substantial doubt about the Company’s ability to continue as a going concern. If additional financial support is not received, or operating profits are not generated, the carrying values of the Company’s assets may be adversely affected.

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In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on the Company’s business or ability to raise funds.

RESULTS FOR THE YEAR ENDED DECEMBER 31, 2021

Liquidity and Capital Resources

On December 31, 2021, we had working capital of $(1,598,778) including cash of $93,694 and current liabilities of $1,727,714 as compared to working capital of $(941,674) including cash of $170,284 at December 31, 2020.

On December 31, 2021, we had a total of 34,615,000 (2020 – 35,100,000) stock options exercisable between C$0.065 and C$0.37 (2020 – between C$0.065 and C$0.37) which have the potential upon exercise to generate a total of C$6,122,000 (2020 – C$5,962,625) in cash over the next four and a half years. There is no assurance that these securities will be exercised.

Our continued development is contingent upon our ability to raise sufficient financing both in the short and long term. There are no guarantees that additional sources of funding will be available to us; however, management is committed to pursuing all possible sources of financing to execute our business plan.

Our major capital requirement in the next 12 months relates our entry into a critical metals recovery program.

Results of Operations

Quarter ended December 31, 2021

The net loss for the quarter decreased by $491,195 to $215,111 from a loss of $706,306 in the prior year mainly because of decreased stock-based compensation costs and lower general and administrative expenses. Details of the individual items contributing to the decreased loss are as follows:

Q4 2021 vs. Q4 2020 - Variance Analysis (US$)
Item	Variance Favourable / (Unfavourable)	Explanation
Stock based compensation	$425,679	In Q4 of 2020 the Company granted 5,900,000 stock options all of which vested immediately. In the comparative quarter of 2021, no options grant was made.
General and	$30,530	In Q4 2021, the Company received a refund of property taxes

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Q4 2021 vs. Q4 2020 - Variance Analysis (US$)
Item	Variance Favourable / (Unfavourable)	Explanation
administrative		in Australia on its’ Nyngan property which account for the bulk of this favorable variance.
Exploration	$17,330

In Q4 2020 the Company began initial spending on its Critical Metals Recovery program with very little expenditures being made when compared to Q4 2020 when the Company was acquiring aluminum/scandium alloys to promote its focus on scandium.

Foreign exchange loss	$10,106

In Q4 2021 the US dollar strengthened against both the Canadian and Australian dollar. This meant that for any accounts payable held in Canadian and Australian dollars those liabilities decreased. In the comparative quarter of one year ago the opposite situation occurred.

Insurance	$1,220	This favorable variance is due to lower premiums that the Company was able to negotiate in Q4 2021 when compared to Q4 2020.
Travel	$1,006	The Company has curtailed travel in both comparative periods with the 2021 expenses being almost non-existent.
Consulting	$989	Year over year costs are almost the same.
Salaries and benefits	$948	The slightly lower cost in Q4 2021 is due to the strengthening of the US dollar against both the Canadian and Australian dollar.
Professional fees	($565)	Year over year costs are almost the same.

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Results of Operations for the Year ended December 31, 2021

The net loss for the year increased by $179,192 to $1,567,032 from $1,387,840 in the prior year, mainly because of a one-time royalty sale in 2020 which was partially offset by lower general and administrative and stock-based compensation. Details of the individual items contributing to the decreased net loss are as follows:

2021 vs. 2020 - Variance Analysis (US$)
Item	Variance Favourable / (Unfavourable)	Explanation
Sale of royalty interest	($382,430)	In January of 2020, the Company sold a royalty interest for net proceeds of $382,430. This was a non-recurring event leading to this unfavourable variance
Professional fees	($9,664)	The increased fee is attributable to the entering into of the CMR agreement with Nevada Gold Mines.
Salaries and benefits	($4,790)	The slightly higher cost in 2021 is due to the strengthening of the Australian dollar against the US dollar.
Insurance	($2,237)	The higher cost in 2021 is due to overall increases in insurance premiums for the Company’s operations.
Consulting	($1,069)	This negative variance is due to the hiring of a consultant to advance our CMR project.
Amortization	$579	A lower base of depreciable assets when compared to 2021 resulted in this favourable variance.
Travel	$4,800	In 2021 the Company reduced its travel costs to conserve capital.
Exploration	$10,332	With the Company in a conservation of cash mode in 2021, less funds were expended on this activity.
Foreign exchange gain	$54,950	The overall strengthening of the US dollar caused this favourable variance.
Stock-based compensation	$73,670	Options granted in 2021 were done when the stock was at a lower market price. This resulted in a lower expense.
General and administrative	$76,667	The decrease in this expense is largely due to a refund of property taxes paid in Australia on the reassessment of Nyngan from Mining to Agriculture.

Cash flow discussion for the year ended December 31, 2021, compared to December 31, 2020

The cash outflow from operating activities increased by $292,224 to $374,205 (2020 – $81,981) due mainly to the sale of a royalty interest in 2020 of $382,430 which was partially offset by overall lower operating costs.

Cash inflows from financing activities of $297,815 increased by $161,118 due to exercises of stock options of $297,815 versus $136,697 for the year ending December 31, 2020.

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Summary of quarterly results (US$)

	2021				2020
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net Sales	-	-	-	-	-	-	-	-
Net Income (Loss) Basic and diluted Net Income (Loss) per share	(215,111) (0.00)	(278,704) (0.00)	(761,080) (0.00)	(312,137) (0.00)	(706,306) (0.00)	(265,057) (0.00)	(270,463) (0.00)	(146,014) (0.00)

Financial Position

Cash

Yearend Cash declined by $76,390 to $93,894 (2020 - $170,284)

Prepaid expenses and receivables

Prepaid expenses and receivables have decreased by $7,388 to $35,042 (2020 - $42,430) due to lower activity levels in 2021.

Reclamation bond

A reclamation bond of $11,444 was purchased for the Kiviniemi property in 2018.

Property, plant and equipment

Property plant and equipment consists of office furniture and computer equipment at the Sparks, Nevada office. The decrease of $1,728 to $2,932 at December 31, 2021 (2020 - $4,660) is due to depreciation of computer servers at the Sparks office.

Mineral interests

Mineral interests remained at $704,053 at December 31, 2021 (2020 - $704,053).

Accounts Payable, Accounts payable with related parties and Accrued Liabilities

Accounts payable, accounts payable with related parties and accrued liabilities have increased by $573,326 to $1,727,714 at December 31, 2021 (2020 – $1,154,388) due to the deferral of consulting fees and salaries.

Capital Stock

Capital stock increased by $522,106 to $110,149,177 (2020 - $109,627,071) due to stock option exercises.

Additional paid-in capital increased by $386,094 to $6,891,510 (2020 - $6,505,416) as a result of stock option expensing which was partially offset by stock option exercises.

Treasury shares remained at $1,264,194 through the 2021 fiscal period.

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Off-balance sheet arrangements

At December 31, 2021, we had no material off-balance sheet arrangements such as guarantee contracts, contingent interest in assets transferred to an entity, derivative instruments obligations or any obligations that trigger financing, liquidity, market or credit risk to us.

Transactions with related parties

During the year ended December 31, 2021, the Company expensed $441,277 for stock-based compensation for stock options issued to Company directors. During the year ended December 31, 2020, the Company expensed $542,772 for stock options issued to Company directors.

During each of the years ended December 31, 2021, and December 31, 2020, the Company accrued a consulting fee of $102,000 to one of its directors.

As at December 31, 2021, the Company owed $1,159,713 (2020 - $702,456) to officers of the Company.

Additional Information and Accounting Pronouncements

Outstanding share data

At March 8, 2022 we had 317,157,595 issued and outstanding common shares and 30,215,000 outstanding stock options at a weighted average exercise price of C$0.203. No warrants are outstanding at March 8, 2022.

Critical Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting policies requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on past experience, industry trends and known commitments and events. By their nature, these estimates are subject to measurement uncertainty and the effects on the financial statements of changes in such estimates in future periods could be significant. Actual results will likely differ from those estimates.

Stock-based compensation

We use the Black-Scholes option pricing model to calculate the fair value of stock options and compensatory warrants granted. This model is subject to various assumptions. The assumptions we make will likely change from time to time. At the time the fair value is determined, the methodology that we use is based on historical information, as well as anticipated future events. The assumptions with the greatest impact on fair value are those for estimated stock volatility and for the expected life of the instrument.

Deferred income taxes

We account for tax consequences of the differences in the carrying amounts of assets and liabilities and our tax bases using tax rates expected to apply when these temporary differences are expected to be settled. When the deferred realization of income tax assets does not meet the test of being more likely than not to occur, a valuation allowance in the amount of the potential future benefit is taken and no future income tax asset is recognized. We have taken a valuation allowance against all such potential tax assets.

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Mineral properties and exploration and development costs

We capitalise the costs of acquiring mineral rights at the date of acquisition. After acquisition, various factors can affect the recoverability of the capitalized costs. Our recoverability evaluation of our mineral properties and equipment is based on market conditions for minerals, underlying mineral resources associated with the assets and future costs that may be required for ultimate realization through mining operations or by sale. We are in an industry that is exposed to a number of risks and uncertainties, including exploration risk, development risk, commodity price risk, operating risk, ownership and political risk, funding and currency risk, as well as environmental risk. Bearing these risks in mind, we have assumed recent world commodity prices will be achievable. We have considered the mineral resource reports by independent engineers on the Nyngan project in considering the recoverability of the carrying costs of the mineral properties. All of these assumptions are potentially subject to change, out of our control, however such changes are not determinable. Accordingly, there is always the potential for a material adjustment to the value assigned to mineral properties and equipment.

Recent Accounting Pronouncements

Accounting Standards Update 2021-04 - Earnings Per Share (Topic 260), Debt Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging Contracts in Entity’s Own Equity (Subtopic 815-40). This update is to provide clarity around earnings per share calculations and is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company is reviewing this standard but expects little or no impact on its financial statements.

Accounting Standards Update 2019-12 – Income Taxes (Topic 740), The Financial Accounting Standards Board (“Board”) is issuing this Update as part of its initiative to reduce complexity in accounting standards. This standard is effective for interim and annual reporting periods beginning after December 15, 2020, with early adoption permitted. The Company has implemented this standard for 2021, with little or no impact on its financial statements.

Accounting Standards Update 2019-01 – Leases (Topic 842), Codification Improvements - Issue 3 Transition Disclosures Related to Topic 250, Accounting Changes and Error Corrections. The amendments in this Update clarify the Board’s original intent by explicitly providing an exception to the paragraph 250- 10-50-3 interim disclosure requirements in the Topic 842 transition disclosure requirements. The Company has implemented this standard for 2021, with little or no impact on its financial statements.

Financial instruments and other risks

Our financial instruments consist of cash, receivables, accounts payable and accrued liabilities, accounts payable with related parties, and promissory notes payable. It is management’s opinion that we are not exposed to significant interest, currency or credit risks arising from our financial instruments. The fair values of these financial instruments approximate their carrying values unless otherwise noted. The Company has its cash primarily in three commercial banks, one in Vancouver, British Columbia, Canada, one in Melbourne, Australia, and in one in Chicago, Illinois.

72

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Consolidated Financial Statements of the Company and the notes thereto are attached to this report following the signature page and Certifications.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

For the fiscal years ended December 31, 2021, and 2020, we did not have any disagreement with our accountants on any matter of accounting principles, practices, or financial statement disclosure.

ITEM 9A. CONTROLS AND PROCEDURES

Disclosure controls and procedures

The Company’s management, including our principal executive officer and our principal financial officer, evaluated the effectiveness of disclosure controls and procedures (as defined in Exchange Act Rule 13a- 15(e)) as of the end of the period covered by this report. Based on that evaluation, the principal executive officer and principal financial officer concluded that as of the end of the period covered by this report, the Company has maintained effective disclosure controls and procedures in all material respects, including those necessary to ensure that information required to be disclosed in reports filed or submitted with the SEC (i) is recorded, processed, and reported within the time periods specified by the sec, and (ii) is accumulated and communicated to management, including the principal executive officer and principal financial officer, as appropriate to allow for timely decision regarding required disclosure.

Management’s report on internal control over financial reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f) of the Exchange Act). Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2019, using criteria established in Internal Control-Integrated Framework issued in 1992 by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Even an effective internal control system, no matter how well designed, has inherent limitations, including the possibility of human error and circumvention or overriding of controls and therefore can provide only reasonable assurance with respect to reliable financial reporting. Furthermore, the effectiveness of an internal control system in future periods can change with conditions.

A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The Company’s management has determined that the internal controls over financial reporting are effective as of December 31, 2021.

Changes in Internal Control

There have been no changes in internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

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PART III

Information with respect to Items 10 through 14 is set forth in the definitive Proxy Statement to be filed with the Securities and Exchange Commission on or before April 30, 2022, and is incorporated herein by reference. If the definitive Proxy Statement cannot be filed on or before April 30, 2022, the Company will instead file an amendment to this Form 10-K disclosing the information with respect to Items 10 through 14.

74

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENTS SCHEDULES

Financial Statements

The following Consolidated Financial Statements are filed as part of this report.

Description	Page
Financial statements for the years ended December 31, 2021, and 2020 and audit reports thereon.	F-1

75

Exhibits

The following table sets out the exhibits filed herewith or incorporated herein by reference.

Exhibit	Description
3.1

Certificate of Incorporation, Certificate of Name Change dated March 2009, Notice of Articles dated March 2009(1)

Certificate of Name Change dated November 19, 2014 and Notice of Articles dated November 19, 2014(2)

3.2	Corporate Articles(1) Amendment to Corporate Articles dated November 10, 2014(2)
10.1(3)	2015 Stock Option Plan
10.2(1)	Management Contract with George Putnam dated May 1, 2010
10.3(4)	Management Contract with Edward Dickinson dated August 13, 2011
10.4(5)	Share Exchange Agreement dated June 30, 2017
21.1(6)	List of Subsidiaries
23.1(6)	Consent of Davidson & Company LLP
23.2(6)	Consent of Stuart Hutchin
23.3(6)	Consent of Dean Basile
23.4(6)	Consent of Geoffrey Duckworth
31.1(6)	Certification Pursuant to Rule 13a-14(a) or 15d-14(a) of the U.S. Securities Exchange Act of 1934 of the Principal Executive Officer
31.2(6)	Certification Pursuant to Rule 13a-14(a) or 15d-14(a) of the U.S. Securities Exchange Act of 1934 of the Principal Financial Officer
32.1(6)	Section 1350 Certification of the Principal Executive Officer and Principal Financial Officer of the Principal Executive Officer
32.2(6)	Section 1350 Certification of the Principal Executive Officer and Principal Financial Officer of the Principal Financial Officer

(1) Previously filed as exhibits to the Form 10 filed May 24, 2011 and incorporated herein by reference.

(2) Previously filed as exhibits to the Form 10-K filed February 27, 2015 and incorporated herein by reference.

(3) Previously filed as Schedule “A” to the Form DEF 14A filed October 5, 2015 and incorporated herein by reference.

(4) Previously filed as an exhibit to the Form 10-K/A filed May 1, 2014 and incorporated herein by reference.

(5) Previously filed as an exhibit to the Form 8-K filed July 26, 2017 and incorporated herein by reference.

(6) Filed herewith.

76

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCANDIUM INTERNATIONAL MINING CORP.

By:	/s/ George Putnam
George Putnam
President and Principal Executive Officer

Date: March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George Putnam	President, Principal Executive Officer, and Director	March 11, 2022
George Putnam

/s/ William Harris	Chairman and Director	March 11, 2022
William Harris

/s/ James Rothwell	Director	March 11, 2022
James Rothwell

/s/ Willem Duyvesteyn	Director	March 11, 2022
Willem Duyvesteyn

/s/ Warren Davis	Director	March 11, 2022
Warren Davis

/s/ Peter Evensen	Director	March 11, 2022
Peter Evensen

/s/ R.Christian Evensen	Director	March 11, 2022
R. Christian Evensen

/s/ Edward Dickinson	Principal Accounting Officer and Principal Financial Officer	March 11, 2022
Edward Dickinson

77

CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2021

78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Directors of

Scandium International Mining Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Scandium International Mining Corp. (the “Company”) as of December 31, 2021 and 2020, and the related consolidated statements of loss and comprehensive loss, changes in cash flows, and changes in equity (deficiency) for the years ended December 31, 2021 and 2020, and the related notes and schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years ended December 31, 2021 and 2020, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company currently earns no operating revenues and will require additional capital. These material uncertainties raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

79

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Mineral property interests impairment consideration

At December 31, 2021, the Company’s mineral property interests balance totaled $704,053. As more fully described in Note 2 to the financial statements, the Company evaluates its mining and mineral rights for impairment whenever events or changes in circumstances indicate that the carrying amounts of the asset or group of assets may not be recoverable. Management evaluates various qualitative factors in determining whether or not events or changes in circumstances indicate that the carrying amount of an asset or group of assets may not be recoverable.

Auditing the Company’s impairment assessment involved our subjective judgment because, in determining whether any indicators of impairment occurred, management uses judgments that include, among others, assumptions about management’s intentions and future exploration plans, the ability to fund continued exploration activities, forecasts on future scandium metal prices, and market capitalization. Significant uncertainty exists with these assumptions. Further, management’s evaluation of any new information indicating that continued exploration will not likely occur requires significant judgment.

To test the Company’s impairment assessment, our audit procedures included, among others, assessing the Company’s right to explore in the relevant exploration area which included obtaining and assessing supporting documentation such as mining lease applications and final decisions from governmental bodies; evaluating the Company’s ability and intent to carry out significant exploration and evaluation activity; considering whether there was any other data or information that indicated the carrying amount of the capitalized mineral property interests would not be recovered in full from successful development or by sale; and assessing the adequacy of the associated disclosures in the financial statements.

We have served as the Company’s auditor since 2008.

/s/ DAVIDSON & COMPANY LLP

Vancouver, Canada	Chartered Professional Accountants

March 11, 2022

80

Scandium International Mining Corp.

CONSOLIDATED BALANCE SHEETS

(Expressed in US Dollars)

As at:	December 31, 2021	December 31, 2020

ASSETS

Current
Cash	$93,894	$170,284
Prepaid expenses and receivables	35,042	42,430

	128,936	212,714

Reclamation bond (Note 4)	11,444	11,444
Equipment (Note 3)	2,932	4,660
Mineral property interests (Note 4)	704,053	704,053

Total Assets	$847,365	$932,871

LIABILITIES AND SHAREHOLDERS’ DEFICIENCY

Current
Accounts payable and accrued liabilities	$568,001	$451,932
Accounts payable with related parties (Note 5)	1,159,713	702,456

Total Liabilities	1,727,714	1,154,388

Shareholders’ Deficiency
Capital stock (Note 6) (Authorized: Unlimited number of common shares; Issued and outstanding: 317,157,595 (2020 – 314,032,595))	110,149,177	109,627,071
Treasury stock (Note 7) (1,033,333 common shares) (2020 – 1,033,333)	(1,264,194)	(1,264,194)
Additional paid in capital (Note 6)	6,891,510	6,505,416
Accumulated other comprehensive loss	(853,400)	(853,400)
Deficit	(115,803,442)	(114,236,410)

Total Equity Shareholders’ Deficiency	(880,349)	(221,517)

Total Liabilities and Shareholders’ Deficiency	$847,365	$932,871

Nature and continuance of operations (Note 1)

The accompanying notes are an integral part of these consolidated financial statements.

81

Scandium International Mining Corp.

CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(Expressed in US Dollars)

	December 31,	December 31,
Years ended:	2021	2020

EXPENSES
Amortization (Note 3)	$1,728	$2,307
Consulting (Note 5)	130,622	129,553
Exploration	70,450	80,782
General and administrative	212,795	289,462
Insurance	35,535	33,298
Professional fees	63,459	53,795
Salaries and benefits	465,599	460,809
Stock-based compensation (Notes 5 & 6)	610,385	684,055
Travel and entertainment	380	5,180

	(1,590,953)	(1,739,241)

Foreign exchange gain (loss)	23,921	(31,029)
Sale of royalty (Note 11)	-	382,430

Loss and comprehensive loss for the year	$(1,567,032)	$(1,387,840)

Basic and diluted loss per common share	$(0.00)	$(0.00)

Basic and diluted weighted average number of common shares outstanding	316,169,361	312,605,335

The accompanying notes are an integral part of these consolidated financial statements.

82

Scandium International Mining Corp.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in US Dollars)

Years ended:	December 31, 2021	December 31, 2020

CASH FLOWS USED IN OPERATING ACTIVITIES
Loss for the year	$(1,567,032)	$(1,387,840)
Items not affecting cash:
Amortization	1,728	2,307
Stock-based compensation	610,385	684,055
Changes in non-cash working capital items:
Decrease in prepaids and receivables	7,388	3,333
Increase in accounts payable, accrued liabilities and accounts payable with related parties	573,326	16,164
	(374,205)	(81,981)
CASH FLOWS FROM FINANCING ACTIVITIES
Options exercised for common shares	297,815	136,697
	297,815	136,697

Change in cash during the year	(76,390)	54,716
Cash, beginning of year	170,284	115,568

Cash, end of year	$93,894	$170,284
Supplemental disclosure with respect to cash flows (Note 10)

The accompanying notes are an integral part of these consolidated financial statements.

83

Scandium International Mining Corp.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIENCY)

(Expressed in US Dollars)

	Number of Shares	Capital Stock	Additional Paid in Capital	Treasury Stock	Accumulated Other Comprehensive Loss	Deficit	Total Shareholders’ Equity (Deficiency)

Balance,December31,2019	312,482,595	$109,375,661	$5,936,074	$(1,264,194)	$(853,400)	$(112,848,570)	$345,571
Options exercised	1,550,000	251,410	(114,713)	-	-	-	136,697
Stock-based compensation	-	-	684,055	-	-	-	684,055
Loss for the year	-	-	-	-	-	(1,387,840)	(1,387,840)
Balance,December31,2020	314,032,595	109,627,071	6,505,416	(1,264,194)	(853,400)	(114,236,410)	(221,517)
Options exercised	3,125,000	522,106	(224,291)	-	-	-	297,815
Stock-based compensation	-	-	610,385	-	-	-	610,385
Loss for the year	-	-	-	-	-	(1,567,032)	(1,567,032)
Balance,December31,2021	317,157,595	$110,149,177	$6,891,510	$(1,264,194)	$(853,400)	$(115,803,442)	$(880,349)

The accompanying notes are an integral part of these consolidated financial statements.

84

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

1.  NATURE AND CONTINUANCE OF OPERATIONS

Scandium International is a specialty metals company focused on the evaluation and potential development of projects into producing assets. The Company pursues project opportunities from both known geologic resources and existing mine process solutions when it identifies further recovery potential.

The Company is an exploration stage company and anticipates incurring significant additional expenditures prior to production at any and all of its properties. The Company was incorporated under the laws of the Province of British Columbia, Canada in 2006. The Company currently trades on the Toronto Stock Exchange under the symbol “SCY”.

These consolidated financial statements have been prepared on a going concern basis that contemplates the realization of assets and discharge of liabilities at their carrying values in the normal course of business for the foreseeable future. These financial statements do not reflect any adjustments that may be necessary if the Company is unable to continue as a going concern.

The Company currently earns no operating revenues and will require additional capital in order to advance both the Nyngan property and the Critical Metals Recovery program with Nevada Gold Mines. The Company’s ability to continue as a going concern is uncertain and is dependent upon the generation of profits from mineral properties, obtaining additional financing and maintaining continued support from its shareholders and creditors. These are material uncertainties that raise substantial doubt about the Company’s ability to continue as a going concern. In the event that additional financial support is not received, or operating profits are not generated, the carrying values of the Company’s assets may be adversely affected.

In March 2020, the World Health Organization declared coronavirus COVID-19 a global pandemic. This contagious disease outbreak, which has continued to spread, and related adverse public health developments, has adversely affected workforces, economies, and financial markets globally, leading to an economic downturn. It is not possible for the Company to predict the duration or magnitude of the adverse results of the outbreak and its effects on the Company’s business or ability to raise funds.

2.  SIGNIFICANT ACCOUNTING POLICIES

a) Basis of presentation

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles of the United States of America (“US GAAP”).

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, EMC Metals USA Inc., Scandium International Mining Corp. Norway AS, SCY Exploration Finland Oy and EMC Metals Australia Pty Ltd.(“EMC-A”). All significant intercompany accounts and transactions have been eliminated on consolidation.

b) Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the deferred income tax asset valuations, asset impairment, stock-based compensation and loss contingencies. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between estimates and the actual results, future results of operations will be affected.

The Company considers itself to be an exploration stage company and will consider the transition to development stage after it receives funding to begin mine construction, and board approval.

c) Equipment

Equipment is recorded at cost less accumulated amortization, calculated as follows:

Computer equipment    30% straight line

d) Mineral interests and exploration and development costs

The costs of acquiring mineral interests are capitalized at the date of acquisition. After acquisition, various factors can affect the recoverability of the capitalized costs. If, after review, management concludes that the carrying amount of a mineral interest is impaired, it will be written down to estimated fair value. Exploration costs incurred on mineral interests are expensed as incurred. Development costs incurred on proven and probable reserves will be capitalized. Upon commencement of production, capitalized costs will be amortized using the unit-of-production method over the estimated life of the ore body based on proven and probable reserves.

85

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (cont’d…)

e) Asset retirement obligations

The Company records the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the long-lived assets. The Company also records a corresponding asset which is amortized over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation is adjusted at the end of each period to reflect the passage of time (accretion expense) and changes in the estimated future cash flows underlying the obligation (asset retirement cost).

f) Long-lived assets

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows or fair value in use related to the long-lived assets. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

g) Income taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under the asset and liability method the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if it is more likely than not that some part or all of the deferred tax asset will not be recognized.

h)  Loss per share

Basic loss per common share is computed using the weighted average number of common shares outstanding during the year. To calculate diluted loss per share, the Company uses the treasury stock method and the if converted method. As at December 31, 2021 and 2020 there were no warrants outstanding and 34,615,000 options (2020 – 35,100,000) outstanding which have not been included in the weighted average number of common shares outstanding as these were anti-dilutive.

i) Foreign exchange

The Company’s and subsidiaries’ functional currency is the US Dollar (“USD”). Any monetary assets and liabilities that are in a currency other than the USD are translated at the rate prevailing at year end. Revenue and expenses in a foreign currency are translated at rates that approximate those in effect at the time of translation. Gains and losses from translation of foreign currency transactions into USD are included in current results of operations. Fixed assets and mineral properties have been translated at historical rates, the rate on the date of the transaction.

j) Stock-based compensation

The Company accounts for stock-based compensation under the provisions of Accounting Standard Codification (“ASC”) 718, “Compensation-Stock Compensation.” Under the fair value recognition provisions, stock-based compensation expense is measured at the grant date for all stock-based awards to employees, directors and non-employees and is recognized as an expense over the requisite service period, which is generally the vesting period. The Black-Scholes option valuation model is used to calculate fair value.

k) Financial instruments

The Company’s financial instruments consist of cash, receivables, accounts payable and accrued liabilities, and accounts payable with related parties. It is management’s opinion that the Company is not exposed to significant interest, currency or credit risks arising from its financial instruments. The fair values of these financial instruments approximate their carrying values unless otherwise noted. The Company has its cash primarily in three commercial banks, one in Chicago, Illinois, United States of America, one in Vancouver, British Columbia, Canada and one in Melbourne, Victoria, Australia.

l) Concentration of credit risk

The financial instrument which potentially subjects the Company to concentration of credit risk is cash. The Company maintains cash in bank accounts that, at times, may exceed federally insured limits. As at December 31, 2021, the Company has not exceeded the federally insured limit. The Company has not experienced any losses in such amounts and believes it is not exposed to any significant risks on its cash in bank accounts.

86

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

2. SIGNIFICANT ACCOUNTING POLICIES (cont’d…)

m) Fair value of financial assets and liabilities

The Company measures the fair value of financial assets and liabilities based on US GAAP guidance which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

The Company classifies financial assets and liabilities as held-for-trading, available-for-sale, held-to-maturity, loans and receivables or other financial liabilities depending on their nature. Financial assets and financial liabilities are recognized at fair value on their initial recognition, except for those arising from certain related party transactions which are accounted for at the transferor’s carrying amount or exchange amount.

Financial assets and liabilities classified as held-for-trading are measured at fair value, with gains and losses recognized in net income. Financial assets classified as held-to-maturity, loans and receivables, and financial liabilities other than those classified as held-for- trading are measured at amortized cost, using the effective interest method of amortization. Financial assets classified as available- for-sale are measured at fair value, with unrealized gains and losses being recognized as other comprehensive income until realized, or if an unrealized loss is considered other than temporary, the unrealized loss is recorded in income.

Financial instruments, including receivables, accounts payable and accrued liabilities, and accounts payable with related parties are carried at amortized cost, which management believes approximates fair value due to the short-term nature of these instruments.

The following table presents information about the assets that are measured at fair value on a recurring basis as at December 31, 2021 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset:

	December 31, 2021	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash	$93,894	$93,894	$—	$—
Total	$93,894	$93,894	$—	$—

The fair values of cash are determined through market, observable and corroborated sources.

n) Recently Adopted and Recently Issued Accounting Standards

Accounting Standards Update 2021-04 - Earnings Per Share (Topic 260), Debt Modifications and Extinguishments (Subtopic 470-50), Compensation—Stock Compensation (Topic 718), and Derivatives and Hedging Contracts in Entity’s Own Equity (Subtopic 815-40). This update is to provide clarity around earnings per share calculations and is effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The Company is reviewing this standard but expects little or no impact on its financial statements.

Accounting Standards Update 2019-12 – Income Taxes (Topic 740), The Financial Accounting Standards Board (“Board”) is issuing this Update as part of its initiative to reduce complexity in accounting standards. This standard is effective for interim and annual reporting periods beginning after December 15, 2020, with early adoption permitted. The Company has implemented this standard for 2021, with little or no impact on its financial statements.

Accounting Standards Update 2019-01 – Leases (Topic 842), Codification Improvements - Issue 3 Transition Disclosures Related to Topic 250, Accounting Changes and Error Corrections. The amendments in this Update clarify the Board’s original intent by explicitly providing an exception to the paragraph 250-10-50-3 interim disclosure requirements in the Topic 842 transition disclosure requirements. The Company has implemented this standard for 2021, with little or no impact on its financial statements.

87

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

3. EQUIPMENT

2021

	December 31, 2020 Net Book Value	Additions (disposals)	Amortization	December 31, 2021 Net Book Value
Computer equipment	$4,660	$-	$(1,728)	$2,932

2020

	December 31, 2019 Net Book Value	Additions (disposals)	Amortization	December 31, 2020 Net Book Value
Computer equipment	$6,967	$-	$(2,307)	$4,660

4. MINERAL PROPERTY INTERESTS

Scandium and other
Acquisition costs
Balance, December 31, 2021, 2020, and 2019	$704,053

Title to mineral property interests involves certain inherent risks due to the difficulties of determining the validity of certain claims as well as the potential for problems arising from the frequently ambiguous conveyancing history characteristic of many mineral property interests. The Company has investigated title to all of its mineral property interests and, to the best of its knowledge, title to all of its properties is in good standing.

SCANDIUM PROPERTIES AND CRITICAL METALS RECOVERY PROJECT

Nyngan, New South Wales Property

The Company holds a 100% interest in the Nyngan property in New South Wales, Australia (NSW). A definitive feasibility study was completed on the property in 2016.

In April 2019, the Company received notice from the New South Wales Department of Planning and Environment (the “Department”) that, due to a procedural issue within the Department, the Company’s Mine Lease Grant (“ML 1763”) pertaining to the Nyngan Scandium Project, previously issued by the Department, was invalid. On September 10, 2020, the Company announced receipt of a Final Determination letter from the Deputy Secretary, Mining, Exploration and Geoscience resolving the outstanding objection filed by the landowner in 2016. This Final Determination will allow all measured and indicated resources included in the Nyngan Scandium Project Definitive Feasibility Study (“DFS”) to be reinstated in a Mining Lease grant. In May 2019, the Company filed a new mine lease application related to the Nyngan Scandium Project to compensate for the procedural issue. On July 24, 2019, the Company announced that a new mine lease (“ML 1792”) had been granted.

Royalties attached to the Nyngan property include a 0.7% royalty on gross mineral sales on the property, a 1.5% Net Profits Interest royalty to private parties involved with the early exploration on the property, and a 1.7% Net Smelter Returns royalty payable for 12 years after production commences. Another revenue royalty is payable to private interests of 0.2%, subject to a $370,000 cap. A NSW minerals royalty will also be levied on the project, subject to negotiation, currently 4% on revenue.

Honeybugle property, Australia

The Company holds a 100% interest in the Honeybugle property.

Kiviniemi Scandium Property Finland

In August 2018, the Company was granted an Exploration License for the Kiviniemi Scandium Property in central Finland from the Finnish regulatory body governing mineral exploration and mining in Finland. During fiscal 2018, a reclamation bond of $11,444 (€10,000) was placed.

88

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

4. MINERAL PROPERTY INTERESTS (cont’d…)

Critical Metals Recovery Project

In June 2021, the Company entered into a Letter of Intent (“LOI”) with Nevada Gold Mines (“NGM”) to initiate a joint technical and economic feasibility program at NGM’s Phoenix Mine, near Battle Mountain, Nevada. The purpose of this joint development program is to confirm the economic and technical viability of a critical metals recovery (“CMR”) project at the mine site. The LOI defines a detailed $2.7 million spend program to be split 50:50 by the partners. With program completion, the partners intend to take an investment decision on construction and operation of a plant facility to recover critical metals from mine solutions.

5. RELATED PARTY TRANSACTIONS

During the year ended December 31, 2021, the Company expensed $441,277 for stock-based compensation for stock options issued to Company directors. During the year ended December 31, 2020, the Company expensed $542,772 for stock options issued to Company directors.

During each of the years ended December 31, 2021, and December 31, 2020 the Company paid a consulting fee of $102,000 to one of its directors.

As at December 31, 2021, the Company owed $1,159,713 (2020 - $702,456) to officers of the Company.

6. CAPITAL STOCK AND ADDITIONAL PAID IN CAPITAL Stock Options

The Company established a stock option plan (the “Plan”) under which it is authorized to grant options to executive officers and directors, employees and consultants and the number of options granted under the Plan shall not exceed 15% of the shares outstanding. Under the Plan, the exercise period of the options may not exceed ten years from the date of grant and vesting is determined by the Board of Directors.

Stock option transactions are summarized as follows:

	Stock Options
	Number	Weighted average exercise price in Canadian $
Outstanding, December 31, 2019	34,610,000	$0.19
Granted	14,425,000	0.10
Exercised	(1,550,000)	0.12
Expired	(12,385,000)	0.14
Outstanding, December 31, 2020	35,100,000	0.17
Granted	6,175,000	0.18
Exercised	(3,125,000)	0.12
Expired	(3,535,000)	0.16
Outstanding, December 31, 2021	34,615,000	$0.18
Number currently exercisable	34,615,000	$0.18

89

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

6. CAPITAL STOCK AND ADDITIONAL PAID IN CAPITAL (cont’d…)

As at December 31, 2021, incentive stock options were outstanding as follows:

	Number of Options (outstanding)	Number of Options (exercisable)	Exercise Price in Canadian $	Expiry Date
Options
	4,400,000	4,400,000	0.370	February 21, 2022*
	250,000	250,000	0.300	October 6, 2022
	5,700,000	5,700,000	0.225	January 19, 2023
	350,000	350,000	0.185	August 30, 2023
	4,240,000	4,240,000	0.150	May 9, 2024
	50,000	50,000	0.130	June 24, 2024
	7,450,000	4,450,000	0.065	March 19, 2025
	100,000	100,000	0.075	May 22, 2025
	5,900,000	5,900,000	0.140	November 13, 2025
	6,175,000	6,175,000	0.180	May 23, 2026
	34,615,000	34,615,000

*Options expired subsequent to year-end unexercised.

As at December 31, 2021 the Company’s outstanding and exercisable stock options have an aggregate intrinsic value of $445,466 (2020 - $1,891,329).

Stock-based compensation

During the year ended December 31, 2021, the Company recognized stock-based compensation of $610,385 (December 31, 2020 -

$684,055) in the statement of loss and comprehensive loss. There were 6,175,000 stock options granted during the year ended December 31, 2021 (December 31, 2020 – 14,425,000).

The weighted average fair value of the options granted in the year was C$0.18 (2020 - C$0.10).

The fair value of all compensatory options granted is estimated on grant date using the Black-Scholes option pricing model. The weighted average assumptions used in calculating the fair values of stock options granted in the year ended December 31,2021 are as follows:

	2021	2020
Risk-free interest rate	0.32%	2.31%
Expected life	5 years	5 years
Volatility	87.19%	90.40%
Forfeiture rate	0.00%	0.00%
Dividend rate	0.00%	0.00%

90

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

7. TREASURY STOCK

	Number	Amount
Treasury shares, December 31, 2021, 2020, and 2019	1,033,333	$1,264,194

Treasury shares comprise shares of the Company which cannot be sold without the prior approval of the TSX.

8. SEGMENTED INFORMATION

The Company’s mineral properties are located in Australia. The Company’s capital assets’ geographic information is as follows:

December 31, 2021	Australia	United States	Total
Equipment	$-	$2,932	$2,932
Mineral property interests	704,053	-	704,053
	$704,053	$2,932	$706,958

December 31, 2020	Australia	United States	Total
Equipment	$-	$4,660	$4,660
Mineral property interests	704,053	-	704,053
	$704,053	$4,660	$708,713

9. INCOME TAX

A reconciliation of income taxes at statutory rates with the reported taxes is as follows:

	2021	2020
Loss before income taxes	$(1,567,032)	$(1,387,840)
Expected income tax (recovery)	(407,000)	(361,000)
Change in statutory, foreign exchange rates, and other	17,000	120,000
Permanent difference	154,000	182,000
Impact of foreign exchange	(38,000)	(190,000)
Adjustment to prior years provision versus statutory tax returns	119,000	(293,000)
Change in unrecognized deductible temporary differences	155,000	542,000
Total Income tax expense (recovery)	$-	$-

The significant components of the Company’s deferred tax assets that have not been included on the consolidated statement of financial position are as follows:

	2021	2020
Deferred Tax Assets (Liabilities) Exploration and evaluation assets	$1,829,000	$1,803,000
Property and equipment	105,000	104,000
Marketable securities	-	19,000
Allowable capital losses	1,891,000	1,845,000
Non-capital losses available for future periods	6,591,000	6,450,000
	10,416,000	10,261,000
Unrecognized deferred tax assets	(10,416,000)	(10,261,000)
Net deferred tax assets	$-	$-

91

Scandium International Mining Corp.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021

(Expressed in US Dollars)

9. INCOME TAX (cont’d…)

The significant components of the Company’s temporary differences, unused tax credits and unused tax losses that have not been included on the consolidated statement of financial position are as follows:

	2021	Expiry Date Range	2020	Expiry Date Range
Temporary Differences
Exploration and evaluation assets	$7,036,000	No expiry date	$6,937,000	No expiry date
Property and equipment	403,000	No expiry date	400,000	No expiry date
Marketable securities	-	-	145,000	No expiry date
Allowable capital losses	7,274,000	No expiry date	7,250,000	No expiry date
Non-capital losses available for future periods	25,349,000	2021 to 2041	24,807,000	2019 to 2040

10. SUPPLEMENTAL DISCLOSURE WITH RESPECT TO CASH FLOWS

There were no major non-cash transactions in the year ended December 31, 2021, and 2020.

There were no amounts paid for taxes and interest in the years ended December 31, 2021, and December 31, 2020.

11. SALE OF ROYALTY

On January 16, 2020, the Company received net proceeds of $382,430 (C$500,000) from completion of a royalty buyback agreement. The Company’s royalty interest was related to the Windfall Lake gold property in Quebec, Canada, and was carried at zero value on the balance sheet.

92

EXHIBIT 21.1

List of Subsidiaries

93

EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

March 11, 2022

Scandium International Mining Corp.

1430 Greg Street, Suite 501

Sparks, NV 89431

Re:	Scandium International Mining Corp. (the “Company”)
Annual Report on Form 10K

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-179657) of Scandium International Mining Corp., of our report dated March 11, 2021 relating to the consolidated financial statements of Scandium International Mining Corp., which appear in this Form 10-K. Our report contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

Yours truly,

DAVIDSON & COMPANY LLP

Chartered Professional Accountants

94

EXHIBIT 23.2

95

EXHIBIT 23.3

96

EXHIBIT 23.4

97

EXHIBIT 31.1

CERTIFICATION

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, George Putnam, certify that:

1.	I have reviewed this annual report on Form 10-K for the year ended December 31, 2021 of Scandium International Mining Corp.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: March 11, 2022	By:	/s/ George Putnam
George Putnam
Principal Executive Officer

98

EXHIBIT 31.2

CERTIFICATION

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, Edward Dickinson, certify that:

1.	I have reviewed this annual report on Form 10-K for the year ended December 31, 2021 of Scandium International Mining Corp.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: March 11, 2022	By:	/s/ Edward Dickinson
Edward Dickinson
Principal Financial Officer

99

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Scandium International Mining Corp. (the “Company”) on Form 10-K for the year ended December 31, 2021 (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2022	/s/ George Putnam
George Putnam
Principal Executive Officer

100

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Scandium International Mining Corp. (the “Company”) on Form 10-K for the year ended December 31, 2021 (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2022	/s/ Edward Dickinson
Edward Dickinson
Principal Financial Officer

101

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K/A

Amendment No. 1

☒     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2021

☐     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                             to

000-54416

(Commission File Number)

Scandium International Mining Corp.
(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	98-1009717
(State or other Jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

1430 Greg Street, Suite 501 Sparks, Nevada	89431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (775) 355-9500

Securities registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

Common Shares without par value

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐     No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐     No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non- accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act (Check one):

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-Accelerated Filer	☐	Smaller Reporting Company	☒
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐     No ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter: $71,161,334 as at June 30, 2021.

Indicate the number of shares outstanding of each of the registrant’s classes of common equity, as of the latest practicable date: 317,157,595 common shares as at April 28, 2022.

Auditor Firm Id: 731                     Auditor Name: Davidson & Company LLP

Auditor Location: Vancouver, British Columbia, Canada

DOCUMENTS INCORPORATED BY REFERENCE

None.

EXPLANATORY NOTE

This Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the Securities and Exchange Commission on March 11, 2022, is being filed to include information for Part III, Items 10 through 14.

The Company did not file with the Securities and Exchange Commission our Definitive Proxy Statement on Schedule 14A, on or before the deadline for incorporation of such documents into the Company’s Form 10-K for the year ended December 31, 2021.

102

PART III

All references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 28, 2022, one Canadian dollar was equal to approximately $0.79 in U.S. Currency.

Item 10. Directors, Executive Officers and Corporate Governance

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the executive officers of the Company:

Name	Age	Position	Position Held Since
George Putnam(1)	68	President, Chief Executive Officer and Director	May 3, 2010
William B. Harris	75	Director Chairman of the Board	June 5, 2007 April 2, 2010
Willem Duyvesteyn(2)	77	Director Chief Technology Officer	January 20, 2010 October 28, 2015
Warren Davis(3)	77	Director	May 30, 2012
James Rothwell	73	Director	July 16, 2014
Peter B. Evensen(4)	63	Director	October 10, 2017
Christian B. Evensen	65	Director	October 10, 2017
Edward Dickinson(5)	75	Chief Financial Officer	August 15, 2011
John Thompson	74	Vice President Project Development	March 8, 2011

(1)	George Putnam resigned as the President, Chief Executive Officer and a director of the Company on April 18, 2022.
(2)	Willem Duyvesteyn resigned as the Chief Technology Officer and a director of the Company on April 13, 2022.
(3)	Warren Davis resigned as a director of the Company on April 12, 2022.
(4)	Peter B. Evensen was appointed as the Interim Chief Executive Officer of the Company on April 18, 2022.
(5)	Edward Dickinson resigned as the Chief Financial Officer of the Company on April 18, 2022.

Members of the Board of Directors hold office until the Company’s next annual general meeting of shareholders or until his or her successor have been duly appointed or elected and qualified. Officers of the Company serve at the discretion of the Board of Directors.

George Putnam, President, CEO and Director. Mr. Putnam has extensive mining industry experience, having worked for over 20 years for BHP (now BHP-Billiton) and GE/Utah International. Mr. Putnam also served for three years as CFO of QGX Ltd., a TSX-listed mineral exploration and development company. Mr. Putnam holds a BA (Economics) from Gettysburg College, and an MBA (Finance) from Duke University. The Board believes that Mr. Putnam’s expertise and experience in the mining industry is valuable to the Board.

William B. Harris, Chairman of the Board. Mr. Harris has more than 35 years of experience in financial and executive management with public companies. Mr. Harris is also a board member of enCore Energy Corp and the former President and CEO of Hoechst Fibers Worldwide, the global acetate and polyester business of Hoechst AG. Mr. Harris holds a BA in English from Harvard College and an MBA in finance from Columbia University Graduate School of Business. Mr. Harris’ expertise and experience make him a valuable member of the Board.

103

Willem Duyvesteyn, Chief Technical Officer and Director. Mr. Duyvesteyn has more than 40 years’ experience in the mining, mineral and energy industries. Mr. Duyvesteyn was Vice President and General Manager Minerals Technology for BHP for more than 10 years. Prior to BHP he served with AMAX as Director of Laterite Nickel projects. Mr. Duyvesteyn has an ingenieurs degree in mining engineering and extractive metallurgy from Delft University of Technology. Mr. Duyvesteyn’s extensive experience make him a valuable member of the Board.

Warren Davis, Director. Mr. Davis has held numerous senior roles in both minerals and electric power industries, with a focus on energy project development, project marketing and business strategy. Mr. Davis currently provides consulting services for several power plant contractors and electric power technology clients. His previous positions include roles with Black & Veatch (15 years), Bechtel Power Corp (three years), and The General Electric Company (10 years). Mr. Davis worked for Utah International Inc. (seven years) in the minerals industry, specifically in exploration, acquisitions and strategy. He was founder and president of Golden Bear Energy Services, a start-up energy company, and has worked in numerous entrepreneurial energy development roles. Mr. Davis holds a BS in Mechanical Engineering from UC Berkeley and an MBA from Stanford University. Mr. Davis’ experience and his independence from management make him a valuable member of the Board.

James Rothwell, Director. Mr. Rothwell has held numerous senior management roles and board positions in Canadian public mining companies, including Chairman of Shore Gold Inc. and Kensington Resources Ltd., Board Director for Motapa Diamonds Inc. and President, CEO and Director of Inca Pacific Resources and Dia Met Minerals Ltd. Prior to these Canadian company positions, he served for 27 years with Utah International and BHP in a number of business roles in the US, Canada, Brazil and Australia. With BHP, Mr. Rothwell’s operational experience included thermal coal, iron ore, coking coal, manganese, diamonds, and the leadership of the BHP Minerals marketing effort worldwide. He has served on minerals industry associations in Australia, the USA and Canada. Mr. Rothwell has a BA (Economics) and an MBA (Finance/Accounting) from Stanford University. Mr. Rothwell’s experience and his independence from management make him a valuable member of the Board.

Peter B. Evensen, Director. Mr. Peter B. Evensen is a consultant in the international shipping and offshore industry through Evensen Enterprises LLC, an entity he established after he retired as President and Chief Executive Officer of Teekay Corporation in January 2017 after joining Teekay in 2003 as Senior Vice President, Treasurer and Chief Financial Officer. Mr. Evensen has over 30 years of experience in banking and shipping finance. Prior to joining Teekay, Mr. Evensen was Managing Director and Head of Global Shipping at J.P. Morgan Securities Inc. and worked in other senior positions for its predecessor firms for over 20 years. His international industry experience includes positions in Vancouver, New York, London and Oslo. Mr. Evensen holds a B.A. in Economics and Political Science and attended the Tuck Advanced Management Program at Dartmouth. Mr. Evensen’s experience and his independence from management make him a valuable member of the Board.

Christian B. Evensen, Director. Mr. Christian Evensen is the founding partner of Alpinista Investments, LLC. He has spent his career structuring and managing corporate, derivative and real estate investments and their underlying financing of these investments. Prior to the formation of Alpinista in 2020, Mr. Evensen was the founder of Flintridge Capital Investments in 2006. Prior to Flintridge, Mr. Evensen was a founder (in 1990) and Managing Partner of Canyon Capital Advisors LLC and Canyon Capital Realty Advisors LLC, both SEC registered investment advisors. He was also President of Canyon Partners Incorporated, a NASD broker-dealer. During the 1980s, Mr. Evensen was a Senior Vice President and Director of the Senior Debt and International Markets Groups in the High Yield Bond Department of Drexel Burnham Lambert. Prior to working for Drexel, Mr. Evensen was a Vice President of the Currency and Interest Rate Derivatives Group at Merrill Lynch. Mr. Evensen began his career at The Bank of New York and First Interstate Bank. Mr. Evensen holds a B.A. in Economics from Williams College. Mr. Evensen’s experience and his independence from management make him a valuable member of the Board

104

Edward Dickinson, Chief Financial Officer. Prior to joining the Company, Mr. Dickinson was employed by Altair Nanotechnologies Inc. from August 1996 to August 2011 where he held several senior management positions including Chief Financial Officer, Director of Finance, Corporate Secretary and Senior Director – Program and Contract management. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of GeoLectric Power Company during 1993 and 1994, and from 1987 through 1992 was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson served in various financial and program management positions at the U.S. Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a Master’s degree in Accounting from California State University, Northridge.

John Thompson, Vice President Project Development. Mr. Thompson’s mining career spans 41 years in senior management roles with Utah Development Company, BHP (now BHP Billiton), Newcrest Mining and QGX Ltd., managing and developing mineral projects in Australia, New Zealand, Mongolia and the United States. He has held numerous other leadership roles in the mining industry, including four Mine/General Manager roles in coking coal, gold and titanium/iron sands operations and a General Manager position at Newcrest overseeing five operating gold businesses in Australia. Mr. Thompson has a Bachelor of Science degree in Mining and Petroleum Engineering from the University of Queensland and is a Fellow of the Australian Institute of Mining and Metallurgy.

OTHER DIRECTORSHIPS

The following table sets forth the current directors of the Company who are directors of other reporting issuers:

Name of Director	Reporting Issuers
George Putnam	None
William B. Harris	enCore Energy Corp.
Willem Duyvesteyn	None
Warren Davis	None
James Rothwell	None
Peter B. Evensen	None
Christian B. Evensen	None

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions or pending criminal proceeding; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity; or (f) any material proceedings in which such person is a party adverse to SCY or any of its subsidiaries or has a material interest adverse to SCY or any of its subsidiaries. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of SCY, any owner of record or beneficially of more than five percent of the Company’s Common Stock, or any associate of such director, executive officer, affiliate of SCY, or security holder.

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RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

Peter B. Evensen and Christian B. Evensen are brothers and they both serve as directors of SCY. Other than as disclosed herein, there are no family relationships among any of the existing directors or executive officers of SCY.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires SCY’s directors, executive officers and persons who own more than 10% of a registered class of SCY’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of SCY. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish SCY with copies of all Section 16(a) reports they file.

To SCY’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, SCY believes that during the year ended December 31, 2021, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Exchange Act.

ETHICAL BUSINESS CONDUCT

The Board has adopted a written code of ethics (the “Code”) applicable to officers and directors of the Company, entitled “Board Code of Conduct”. A copy of this code of conduct is available on the Company’s website at www.scandiummining.com.

The Company’s audit committee monitors compliance with the Code, and the Board and audit committee are responsible for granting any waivers from the Code. During the recently completed fiscal year, there was no conduct by a director or executive officer that constituted a departure from the Code and no material change report in that respect has been filed.

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AUDIT COMMITTEE

The Board has an audit committee (the “Audit Committee”) composed of three directors, William Harris (Chair), Warren Davis, and James Rothwell. All members of the Audit Committee are “independent” and “financially literate” in accordance with Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company’s financial presentation in the areas of audit risk and Canadian generally accepted accounting principles. Specifically, the Audit Committee has:

(a)	reviewed and discussed the audited financial statements with management;
(b)	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and
(c)

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

A copy of the text of the Company’s audit committee charter can be found on the Company’s website at www.scandiummining.com.

Based on the foregoing review and discussions, the audit committee recommended to the Board that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee.

William Harris, Chair

Warren Davis, Member

James Rothwell, Member

Audit Committee Financial Expert

William Harris is the Chair and the “financial expert” of the Audit Committee. Mr. Harris is an independent director.

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Item 11. Executive Compensation

SUMMARY COMPENSATION TABLE

The following table sets forth all information concerning the total compensation of the Company’s president, chief executive officer, chief financial officer, and the two other most highly compensated officers (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- qualified Deferre Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
George Putnam, President, CEO and Director	2021	$200,000	$Nil	$Nil	$68,672	$Nil	$Nil	$Nil	$268,672
	2020	$200,000	$Nil	$Nil	$162,865	$Nil	$Nil	$Nil	$362,865
	2019	$200,000	$Nil	$Nil	$39,263	$Nil	$Nil	$Nil	$239,263
Edward Dickinson, CFO	2021	$90,000	$Nil	$Nil	$39,241	$Nil	$Nil	$Nil	$129,241
	2020	$90,000	$Nil	$Nil	$54,218	$Nil	$Nil	$Nil	$144,218
	2019	$90,000	$Nil	$Nil	$15,705	$Nil	$Nil	$Nil	$105,705
John Thompson, Vice President Project Development	2021	$67,462	$Nil	$Nil	29,432	$Nil	$Nil	$Nil	$96,894
	2020	$62,659	$Nil	$Nil	$48,170	$Nil	$Nil	$Nil	$110,829
	2019	$62,638	$Nil	$Nil	$11,779	$Nil	$Nil	$Nil	$74,417
Willem Duyvesteyn CTO and Director	2021	$102,000	$Nil	$Nil	161,871	$Nil	$Nil	$Nil	263,871
	2020	$102,000	$Nil	$Nil	$80,743	$Nil	$Nil	$Nil	$182,743
	2019	$102,000	$Nil	$Nil	$31,410	$Nil	$Nil	$Nil	$133,410

(1) The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 6 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021.

Director Compensation

No cash compensation was paid to any director of the Company for the director’s services as a director during the financial year ended December 31, 2021, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the Toronto Stock Exchange (“TSX”). During the most recently completed financial year, no incentive stock options were granted to directors, including directors who are Named Executive Officers.

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OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

Name	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)	Option exercise price (C$)	Option expiration date	Value of Unexercised in-the money options (US$)(1)(2)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
William Harris	400,000	$0.37	Feb. 21, 2022	$Nil
	400,000	$0.225	Jan. 19, 2023	$Nil
	500,000	$0.15	May 9, 2024	$Nil
	500,000	$0.14	Nov. 13, 2025	$Nil
	500,000	$0.18	May 5, 2026	$Nil
Willem Duyvesteyn	500,000	$0.37	Feb. 21, 2022	$Nil
	500,000	$0.225	Jan. 19, 2023	$Nil
	400,000	$0.15	May 9, 2024	$Nil
	1,000,000	$0.065	Mar. 29, 2025	$58,500
	700,000	$0.14	Nov. 13, 2025	$Nil
	1,650,000	$0.18	May 5, 2026	$Nil
George Putnam	800,000	$0.37	Feb. 21, 2022	$Nil	N/A	N/A
	1,000,000	$0.225	Jan 19, 2023	$Nil
	250,000	$0.15	May 9, 2024	$Nil
	3,000,000	$0.065	Mar 25, 2025	$175,500
	1,000,000	$0.14	Nov. 13, 2025	$Nil
	700,000	$0.18	May 5, 2026	$Nil
Warren Davis	400,000	$0.37	Feb. 21, 2022	$Nil
	400,000	$0.225	Jan. 19, 2023	$Nil
	400,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
James Rothwell	500,000	$0.37	Feb. 21, 2022	$Nil
	500,000	$0.225	Jan. 19, 2023	$Nil
	365,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
Peter Evensen	500,000	$0.225	Jan. 19, 2023	$Nil	N/A	N/A
	500,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
Christian Evensen	400,000	$0.225	Jan. 19, 2023	$Nil	N/A	N/A
	400,000	$0.15	May 9, 2024	$Nil
	400,000	$0.065	Mar. 25, 2025	$23,400
	400,000	$0.14	Nov. 13, 2025	$Nil
	400,000	$0.18	May 5, 2026	$Nil
(1)

“Value of unexercised in-the-money options” is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)	“in-the-money options” means the excess of the market value of the Company’s shares on December 31, 2021 over the exercise price of the options.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning each exercise of stock options during the last completed fiscal year for each of the Named Executive Officers.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
George Putnam, President, CEO and Director	250,000	$29,287	N/A	N/A
Edward Dickinson, CFO	40,000 100,000	$4,092 $11,872	N/A	N/A
John Thompson, Vice President Project Development	N/A	N/A	N/A	N/A
Willem Duyvesteyn CTO and Director	N/A	N/A	N/A	N/A

TERMINATION AND CHANGE OF CONTROL BENEFITS

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers’ responsibilities:

George Putnam - the Company entered into a letter agreement effective May 1, 2010 with George Putnam, pursuant to which Mr. Putnam agreed to act as President and CEO of the Company. Mr. Putnam receives a base salary of $200,000 per year. The Compensation Committee has discretion to award an annual bonus and will review Mr. Putnam’s base salary on an annual basis. Mr. Putnam received an initial grant of 2,000,000 stock options, 25% of which vested immediately, and the remainder of which vested in three equal installments every six months thereafter. Mr. Putnam is entitled to termination payments in the amount of six months’ base salary if he is terminated without cause in his first year of employment, and six months’ base salary plus one month salary for each year of full service to a maximum of twenty-four months, if terminated after the first year of employment. If Mr. Putnam is terminated pursuant to a change in control, he is entitled to a termination payment equivalent to three times his base salary.

Edward Dickinson – the Company entered into a letter agreement effective September 1, 2011 with Edward Dickinson, pursuant to which Mr. Dickinson agreed to act as chief financial officer of the Company and its subsidiaries. Mr. Dickinson receives a base salary of $90,000 per year, reflecting a 50%-time commitment to the Company. If the job content and demands exceed a 50%-time commitment, then the Company may consider expanding Mr. Dickinson’s role and adjusting this compensation accordingly to reflect additional time and work commitment. Mr. Dickinson received an initial grant of 300,000 stock options, 20% of which vested immediately, and the remainder of which vested in four equal instalments every six months thereafter. Mr. Dickinson is entitled to participate in the Company’s stock option plan. If Mr. Dickinson is terminated pursuant to a change in control, he is entitled to a termination payment equal to one year’s base salary.

110

John D. Thompson – the Company entered into a letter agreement effective February 8, 2011 with John D. Thompson, pursuant to which Mr. Thompson agreed to act as VP, Project Development of the Company and its subsidiaries. Mr. Thompson receives a base salary of A$90,000 per year, reflecting his support to the Company on a 50% basis. If the position and job requirements expand to a full-time commitment, the Company may discuss with Mr. Thompson on appropriate compensation changes. Mr. Thompson received an initial grant of 500,000 stock options exercisable for a term of 5 years, 20% which vested immediately, and the remainder of which vested in four equal instalments every six months thereafter. Mr. Thompson is entitled to a termination payment equal to six months’ base salary plus one additional month of salary for each full year of services, to a maximum of twenty-four months. If Mr. Thompson is terminated pursuant to a change of control, he is entitled to a termination payment equal to two times his base salary.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered into any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a)	resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;
(b)	a change of control of the Company or one of its subsidiaries; or
(c)	a change in the director, officer or employee’s responsibilities following a change of control of the Company.

COMPENSATION COMMITTEE

The Company’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The role and philosophy of the compensation committee (“Compensation Committee”) is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s Chief Executive Officer and other executive officers, are aligned with the Company’s overall business objectives and with shareholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

The current members of the Compensation Committee are Peter Evensen, Warren Davis and William Harris. Warren Davis and William Harris are both independent directors. Peter Evensen is relying on a temporary exemption from the requirement to be an independent member of the Compensation Committee. The direct or indirect “material relationship” between Peter Evensen and the Company is based solely on his shared voting and investment control of over more than 10% of the Company’s common shares. The Board determined in its reasonable judgement that (i) Peter Evensen is able to exercise the impartial judgement necessary for Mr. Evensen to fulfill his responsibilities as a Compensation Committee member, and (ii) the appointment of Mr. Evensen is required by the best interests of the Company and its shareholders of the Company.

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The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation Committee has been empowered to review the compensation levels of the executive officers of the Company and to report thereon to the Board; to review the strategic objectives of the stock option and other stock-based compensation plans of the Company and to set stock based compensation; and to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

Report on Executive Compensation

This report on executive compensation has been authorized by the Compensation Committee. The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the President and CEO. The Board also reviews the compensation of the Company’s senior executives. The Compensation Committee has not considered the implications of the risks associated with the Company’s compensation policies and practices.

The Compensation Committee makes the final determination on compensation for directors and senior executives of the Company. The Compensation Committee will take recommendations from the CEO as to what appropriate levels of compensation should be for senior executives. The Compensation Committee does not delegate the authority to determine compensation for directors and senior officers to other persons.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, qualified and effective executives;
(b)	motivating the short and long-term performance of these executives; and
(c)	better aligning their interests with those of the Company’s shareholders.

In compensating its senior management, the Company has employed a combination of base salary and equity participation through its stock option plan. The Company’s Named Executive Officers or NEOs, as that term is defined in Form 51-102F6, and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The significant elements of compensation awarded to the Named Executive Officers (as defined below) are a cash salary and stock options. The Company does not presently have a long-term incentive plan for its Named Executive Officers. There is no policy or target regarding allocation between cash and non-cash elements of the Company’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above and makes recommendations to the Board concerning the individual components of their compensation.

112

Cash Salary

As a general rule, the Company seeks to offer its Named Executive Officers a compensation package that is in line with that offered by other companies in our industry, and as an immediate means of rewarding the Named Executive Officers for efforts expended on behalf of the Company.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s stock option plan. Stock options are granted to senior executives taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest on terms established by the Board.

Perquisites and Other Personal Benefits

The Company’s Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to the Company’s other employees.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2021 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	34,615,000	$0.18	12,958,639
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	34,615,000	$0.18	12,958,639

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the directors and executive officers of the Company, as at April 28, 2022, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name and Address	Number of Shares(1)	Nature of Ownership	Approximate % of Total Issued and Outstanding
Willem Duyvesteyn Reno, Nevada	18,362,204(3)	Sole voting and investment control	5.78%
	9,518,693(2)(3)	Shared voting and investment control	3.00%
Andrew Greig Teneriffe, QLD, Australia	22,665,956(4)	Sole voting and investment control	7.15%
Scandium Investments LLC Los Angeles, California	66,268,694(5)(6)(7)	Shared voting and investment control	20.89%
Peter Evensen Southport, Connecticut	66,268,694(5)(6)	Shared voting and investment control	20.89%
	3,461,176(6)	Sole voting and investment control	1.09%
R. Christian Evensen La Cañada Flintridge, California	66,268,694(5)(7)	Shared voting and investment control	20.89%

(1)

The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D filed with the SEC or available at www.sedi.ca, or from the shareholder.

(2)	9,518,693 of these common shares are registered in the name of Irene Duyvesteyn, and Mr. Duyvesteyn has voting and investment control over these common shares.
(3)	This figure does not include 4,250,000 common shares issuable pursuant to exercise of stock options.
(4)	This figure does not include 800,000 common shares issuable pursuant to exercise of stock options.
(5)	Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 common shares registered in the name of Scandium Investments LLC.
(6)	This figure does not include 2,200,000 common shares issuable to Peter Evensen pursuant to exercise of stock options.
(7)	This figure does not include 2,000,000 common shares issuable to R. Christian Evensen pursuant to exercise of stock options.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 28, 2022 by:

(i)	each director of SCY;
(ii)	each of the Named Executive Officers of SCY; and
(iii)	all directors and executive officers as a group.

Except as noted below, SCY believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
George Putnam	5,775,360	1.82%
William Harris	1,957,778	0.06%
Willem Duyvesteyn	27,880,897(2)	8.08%
Warren Davis	2,511,307	0.08%
James Rothwell	1,930,682	0.06%
Peter Evensen	69,729,870(3)	21.99%

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Name of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
R. Christian Evensen	Nil(3)	Nil
John Thompson	4,486,200	1.41%
Edward Dickinson	750,708	0.02%
All officers and directors (9) persons	113,092,120	35.66%

(1)

These amounts exclude beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of stock options as follows; 5,950,000 shares issuable to George Putnam, 1,900,000 shares issuable to William Harris, 4,250,000 shares issuable to Willem Duyvesteyn, 2,000,000 shares issuable to Warren Davis, 2,065,000 shares issuable to James Rothwell, 2,200,000 issuable to Peter Evensen, 2,000,000 issuable to R. Christian Evensen, 1,650,000 shares issuable to John Thompson, and 1,900,000 shares issuable to Edward Dickinson.

(2)	9,518,693 of these Common Shares are registered in the name of Irene Duyvesteyn, and Mr. Duyvesteyn has voting and investment control over these Common Shares.
(3)

Peter Evensen and R. Christian Evensen hold voting and investment control of the 66,268,694 Common Shares registered in the name of Scandium Investments LLC. For the purposes of this table, these Common Shares have been allocated to Peter Evensen.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

During the year ended December 31, 2021, the Company expensed $441,277 for stock-based compensation for stock options issued to Company directors. During the year ended December 31, 2021, the Company accrued a consulting fee of $102,000 to one of its directors. As at December 31, 2021, the Company owed

$1,159,713 to officers of the Company. Other than as described herein, there were no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. Related party transactions are reviewed by the Board as part of the transaction approval process. Transactions are approved in Board minutes or unanimous consent documentation. The Audit Committee is mandated to review and approve all material related party transactions.

DIRECTOR INDEPENDENCE

The Company’s common shares are listed on the Toronto Stock Exchange. Under Toronto Stock Exchange rules, the Board is required to affirmatively determine that each “independent” director has no material relationship with the Company which would interfere with the exercise of independent judgment. The Board has determined that the following directors are “independent” as required by Toronto Stock Exchange listing standards: Warren Davis, James Rothwell, Peter B. Evensen and Christian B. Evensen.

Item 14. Principal Accounting Fees and Services

Davidson & Company LLP has served as the Company’s independent auditors since January 1, 2008, and has been appointed by the Board of Directors to continue as the Company’s independent auditor for the Company’s fiscal year ending December 31, 2021, and until the next annual general meeting of shareholders.

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The fees for services provided by Davidson & Company LLP, Chartered Professional Accountants, to us in each of the fiscal years ended December 31, 2020 and 2021 were as follows:

Fees	2021	2020
Audit Fees	$38,555	$36,204
Audit Related Fees	$Nil	$Nil
Tax Fees	$4,491	$4,165
All Other Fees	$470	$442
Total	$43,516	$40,811

(1)

“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

All services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee. Under the Company’s Audit Committee Charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the external auditors. Unless a type of service is to be provided by the external auditors receives general pre-approval, it requires specific pre-approval by the Company’s Audit Committee.

116

PART IV

Item 15. Exhibits and Financial Statements Schedules

Exhibits

The following table sets out the exhibits filed herewith or incorporated herein by reference.

Exhibit	Description
3.1

Certificate of Incorporation, Certificate of Name Change dated March 2009, Notice of Articles dated March 2009(1)

Certificate of Name Change dated November 19, 2014 and Notice of Articles dated November 19, 2014(2)

3.2	Corporate Articles(1) Amendment to Corporate Articles dated November 10, 2014(2)
10.1(3)	2015 Stock Option Plan
10.2(1)	Management Contract with George Putnam dated May 1, 2010
10.3(4)	Management Contract with Edward Dickinson dated August 13, 2011
10.4(5)	Share Exchange Agreement dated June 30, 2017
21.1(5)	List of Subsidiaries
23.1(5)	Consent of Davidson & Company LLP
23.2(5)	Consent of Stuart Hutchin
23.3(5)	Consent of Dean Basile
23.4(5)	Consent of Geoffrey Duckworth
31.1(6)	Certification Pursuant to Rule 13a-14(a) or 15d-14(a) of the U.S. Securities Exchange Act of 1934 of the Principal Executive Officer
31.2(6)	Certification Pursuant to Rule 13a-14(a) or 15d-14(a) of the U.S. Securities Exchange Act of 1934 of the Principal Financial Officer
32.1(6)	Section 1350 Certification of the Principal Executive Officer and Principal Financial Officer of the Principal Executive Officer
32.2(6)	Section 1350 Certification of the Principal Executive Officer and Principal Financial Officer of the Principal Financial Officer

(1) Previously filed as exhibits to the Form 10 filed May 24, 2011 and incorporated herein by reference.

(2) Previously filed as exhibits to the Form 10-K filed February 27, 2015 and incorporated herein by reference.

(3) Previously filed as Schedule “A” to the Form DEF 14A filed October 5, 2015 and incorporated herein by reference.

(4) Previously filed as an exhibit to the Form 10-K/A filed May 1, 2014 and incorporated herein by reference.

(5) Previously filed as an exhibit to the Form 8-K filed July 26, 2017 and incorporated herein by reference.

(6) Filed herewith.

117

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCANDIUM INTERNATIONAL MINING CORP.

By:	/s/ Peter B. Evensen
Peter B. Evensen
Principal Executive Officer

Date:	April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter B. Evensen	Chief Executive Officer and Director	April 28, 2022
Peter B. Evensen /s/ William Harris	(Principal Executive Officer) Chairman and Director	April 28, 2022
William Harris /s/ James Rothwell	Director	April 28, 2022
James Rothwell
/s/ Christian Evensen	Director	April 28, 2022
Christian Evensen /s/ Harry de Jonge	Comptroller	April 28, 2022
Harry de Jonge	(Principal Financial Officer)

118

EXHIBIT 31.1

CERTIFICATION

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, Peter Evensen, certify that:

1.	I have reviewed this annual report on Form 10-K/A for the year ended December 31, 2021 of Scandium International Mining Corp.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: April 28, 2022	By:	/s/ Peter Evensen
Peter Evensen
Chief Executive Officer (Principal Executive Officer)

119

EXHIBIT 31.2

CERTIFICATION

PURSUANT TO RULE 13a-14(a) OR 15d-14(a)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

I, Harry de Jonge, certify that:

1.	I have reviewed this annual report on Form 10-K/A for the year ended December 31, 2021 of Scandium International Mining Corp.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the annual report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting;

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s control over financial reporting.

Date: April 28, 2022	By:	/s/ Harry de Jonge
Harry de Jonge
Comptroller
(Principal Financial Officer)

120

EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Scandium International Mining Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2021 (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 28, 2022	/s/ Peter Evensen
Peter Evensen
Chief Executive Officer (Principal Executive Officer)

121

EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AND RULE 13a-14(b) OR RULE 15d-14(b)

OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report of Scandium International Mining Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2021 (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 28, 2022	/s/ Harry de Jonge
Harry de Jonge
Comptroller
(Principal Financial Officer)

122